As filed with the SEC on April 24, 2025 .	Registration Nos. 333-69327 811-04613
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ___ ☐
Post-Effective Amendment No. 31 ☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 127 ☑

(Check appropriate box or boxes.)
UNION SECURITY INSURANCE COMPANY VARIABLE ACCOUNT C
(Exact Name of Registrant)
UNION SECURITY INSURANCE COMPANY
(Name of Depositor)
5910 Mineral Point Road
Madison, Wisconsin 53705
800-231-5453
(Address of principal executive offices and telephone number)
_________________
Margaret M. Foran
The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102
(Name and address of agent for service)
_________________

Approximate Date of Proposed Public Offering: ___

It is proposed that this filing will become effective (check appropriate space):

☐ immediately upon filing pursuant to paragraph (b) of rule 485
☑ on May 1, 2025 pursuant to paragraph (b) of rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
☑ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

WALL STREET SERIES VULTM
AN INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE UNIVERSAL LIFE INSURANCE POLICY ISSUED BY:
UNION SECURITY INSURANCE COMPANY
Union Security Insurance Company Variable Account C

ADMINISTERED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102
TELEPHONE: 800-231-5453

PROSPECTUS DATED: May 1, 2025
Union Security Insurance Company no longer offers these Policies for sale.

This prospectus describes the Wall Street Series VULTM variable life insurance Policy (the "Policy"). Some Policy features may not be available in some states and there may be variations in your Policy from descriptions contained in this prospectus because of differences in state law that affect the Policies.
Capitalized terms used in this prospectus are defined where first used or in the GLOSSARY: Definitions Of Special Terms Used In This Prospectus.
Wall Street Series VULTM is a contract between you (the "Policy Owner") and Union Security Insurance Company (“Union Security”, "the Company", “us”, "we", or "our"). The Policy is a flexible premium variable universal life insurance policy. It is:
• Flexible premium, because generally, you may decide when to make premium payments and in what amounts.
•Variable, because the value of your life insurance Policy will fluctuate with the performance of the Funds you select and the General Account.
You may allocate your premium payment to “Sub-Accounts.” The Sub-Accounts then purchase shares of mutual funds (“Funds”) set up exclusively for variable annuity or variable life insurance products and certain other non-public investors. These are not the same mutual funds that you buy through your direct brokerage account or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Policy offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Policy offers a wide variety of Funds from the firms listed below. The Funds are described in greater detail in APPENDIX A: Funds Available Under the Policy section of this prospectus.

•BlackRock	•Fidelity® Investments	•Hartford
You may also choose to invest your premium payments in the General Account.
This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in this prospectus. Replacing any existing life insurance policy with this Policy may not be to your advantage.

In compliance with United States law, the Union Security Insurance Company delivers this prospectus to Policy Owners that currently reside outside of the United States.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s ("SEC") staff and is available at www.Investor.gov.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined that this Policy is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Policy was available for purchase through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in Wall Street Series VULTM is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

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KEY INFORMATION
Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges For Early Withdrawals
If you surrender your Policy for its entire Cash Surrender Value within the first 14 Policy Years (or within 14 years of an increase in Face Amount), you will be assessed a surrender charge. The maximum surrender charge is set forth in your Policy and equals 4% of Face Amount. The surrender charge applies to Policy surrenders and lapses. The maximum surrender charge on a full surrender of a Policy with a $100,000 Face Amount is $4,000. For more information, please refer to the Surrender Charge subsection of this prospectus.

Transaction Charges
In addition to a surrender charge, you may also be charged for other transactions. Such charges include a tax charge (to cover local, state and federal taxes), transfer fee and withdrawal charge. For more information on transaction charges, please refer to the FEE TABLE section of this prospectus.

Ongoing Fees And Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Policy and the cost of optional benefits available under the Policy. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and risk class). Investors should view the Specifications Pages of their Policy for applicable rates.
Policy Owners will also bear expenses associated with the Funds under the Policy, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.14%	0.76%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE section of this prospectus and APPENDIX A, which is part of this prospectus.
RISKS
Risk Of Loss	You can lose money by investing in the Policy. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE POLICY section of this prospectus.
Not a Short-Term Investment
The Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Policy is designed to provide benefits on a long-term basis. Consequently, you should not use the Policy as a short-term investment or savings vehicle. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered. Accessing the values in your Policy through withdrawals or loans may increase the chance that your Policy will lapse. Surrendering your Policy in the early years may be subject to substantial surrender charges. Withdrawals, loans, and surrendering your Policy may have tax consequences. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE POLICY section and Tax Treatment Of Policy Benefits subsection of this prospectus.

Risks Associated With Investment Options
An investment in the Policy is subject to the risk of poor performance and can vary depending on the performance of the investment options available under the Policy (e.g. the Funds). Each investment option (including the General Account investment option) will have its own unique risks. You should review all investment options available under the Policy before making an investment decision. Fund prospectuses can be obtained from your financial professional, at www.prudential.com/hig-funds or by calling 800-231-5453. For more information on the Funds, please refer to the Investment Performance subsection of the PRINCIPAL RISKS OF INVESTING IN THE POLICY section and The Funds subsection of this prospectus.

Insurance Company Risks
An investment in the Policy is subject to the risks related to Union Security. Any obligations (including under the General Account investment option), guarantees, or benefits are subject to the claims-paying ability of Union Security. More information about Union Security, including its financial strength ratings, is available upon request by calling 800-231-5453 and at www.trustage.com/about-us/financial-information. For more information, please refer to the GENERAL DESCRIPTIONS OF UNION SECURITY INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS section of this prospectus.

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Policy Lapse
Death Benefits will not be paid if the Policy has lapsed. If the Guaranteed Death Benefit is not available, the Policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount or if total Indebtedness equals or exceeds the Cash Value. Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Policy to lapse.
We will keep your Policy in force for the 61-day grace period following the date your Policy goes into default. However, if we have not received the required premiums (specified in your lapse notice) by the end of the grace period, the Policy will terminate. If the insured dies during the grace period, we will pay the death proceeds.
A Policy that lapses may be reinstated within five years after termination if you submit satisfactory evidence of insurability to us, any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and you pay a premium sufficient to cover: (a) all Monthly Deduction Amounts that are due and unpaid during the grace period; and (b) the sum of Monthly Deduction Amounts for the next two months after the date the Policy is reinstated. For more information please refer to the LAPSE AND REINSTATEMENT section of this prospectus.

RESTRICTIONS
Investments
You may transfer amounts among the General Account and the Sub-Accounts subject to certain restrictions.
We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one Sub-Account transfer, however, you cannot transfer the same Policy Value more than once a Valuation Day.
You are allowed to submit a total of 20 Sub-Account transfers each Policy Year by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you reach the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. We may charge an administrative transfer fee of up to $25 per transfer after the first transfer you make in any month, however, we are currently not assessing an administrative transfer fee.
You may only make one transfer out of the General Account each year, and the transfer may not be for more than 50% of the General Account value, excluding loans. However, if the value of the General Account is less than $1,000, the entire amount may be transferred from the General Account to the Separate Account. As a result of these restrictions, it can take several years to transfer amounts from the General Account to the Sub-Accounts.
We reserve the right to remove or substitute Funds as investment options. For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of this prospectus and APPENDIX A.

Optional Benefits
As a Policy Owner, you may be able to obtain extra fixed benefits under your Policy, which may require that you pay additional charges. These optional insurance benefits are described in what is known as "riders" to the Policy. Riders are generally only available at Policy issuance, unless noted otherwise.
Rider benefits will no longer be available if the Policy lapses or you request a full surrender of the Policy. Some riders are not available in conjunction with other riders and other restrictions may apply. Some riders described in this prospectus, such as the Accelerated Benefit Rider, are subject to benefit limitations and eligibility requirements.
Some riders described in this prospectus may be subject to state variations or may not be available in all states. Please refer to APPENDIX B, which is part of this prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus. For more information on optional benefits under the Policy, please refer to the RIDERS section of this prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy. There is no additional tax benefit if you purchase the Policy through a tax-qualified plan. Withdrawals may be subject to ordinary income tax and a 10% additional tax. For more information on tax implications relating to Policy investments, please refer to the TAXES section of this prospectus.

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CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Policy to investors and may have a financial incentive to offer or recommend the Policy over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of this prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a policy in place of the one you already own. You should only exchange your Policy if you determine after comparing the features, fees, and risks of both policies, that it is preferable to purchase the policy, rather than continue to own your existing Policy. For more information on exchanges, please refer to the paragraph titled Replacement Of a Policy in the PRINCIPAL RISKS OF INVESTING IN THE POLICY section of this prospectus.

OVERVIEW OF THE POLICY
This section contains a summary of the benefits available under the Policy. It is only a summary and you should read the entire prospectus. Please note that this prospectus describes a Policy issued by Union Security Insurance Company and administered by The Prudential Insurance Company of America.
Description of the Policy
Wall Street Series VULTM insurance Policy is a flexible premium variable universal life insurance policy. The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose Death Benefit options, investment options, and premiums you pay. We will pay the Death Benefit to the named Beneficiaries upon the death of the insured. You, as the Policy Owner, pay the premiums for the Policy and name the beneficiary. The insured is the person whose life is insured under the Policy. You allocate premiums to the Funds and can accumulate Policy Value on a tax-deferred basis. We deduct Policy fees and charges from the premiums and the Policy Value. You may access the Policy Value through loans and withdrawals.
This Policy is designed for Policy Owners seeking benefits on a long-term basis and as such is not appropriate as a short-term investment or savings vehicle. Policy Owners should consider whether this Policy meets their financial goals, liquidity needs and investment time horizon.
Some Policy forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states. See APPENDIX B for state availability and a description of all material variations to features and riders that differ from the description contained in the prospectus.
Premiums
You have the flexibility to choose how you pay premiums. You choose a Planned Premium when you purchase the Policy. You may change your Planned Premium, or pay additional premiums any time, subject to certain limitations. Payment of insufficient premiums may result in a Policy lapse. Under certain circumstances we reserve the right to refuse to accept premium payments.
You may invest your premiums in one or more of the available Funds and a General Account. You may transfer money among your investment choices, subject to restrictions. In addition, you may use our dollar cost averaging feature or our automatic asset rebalancing feature. Information about each Fund available under the Policy is provided in APPENDIX A .
Policy Features
Death Benefit — While the Policy is in force and when the insured dies, we pay a Death Benefit to your beneficiary. However, your Death Benefit will never be less than the minimum Death Benefit. You select one of two Death Benefit options:
•Level Option ("Option A"): The Death Benefit equals the current Face Amount.
•Return of Policy Value Option ("Option B"): The Death Benefit is the current Face Amount plus the Policy Value of your Policy on the date we receive due proof of the insured’s death.
The Death Benefit is reduced by any money you owe us, such as outstanding loans, loan interest, or unpaid charges. You may change your Death Benefit option under certain circumstances. You may increase or decrease the Face Amount on your Policy under certain circumstances.
Policy Values — Each Policy will have a Policy Value. There is no minimum guaranteed Policy Value. The Policy Value of a Policy changes on a daily basis and will be computed on each Valuation Day. The Policy Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the General Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.
Guaranteed Death Benefit — Generally, your Death Benefit coverage will last as long as there is enough Cash Surrender Value in your Policy to pay for the monthly charges we deduct. Since this is a variable life Policy, values of your Policy will fluctuate based on the performance of the Funds you have chosen. Without the Guaranteed Death Benefit your Policy will lapse if the Cash Surrender Value of your Policy is insufficient to pay your monthly charges. However, when the Guaranteed Death Benefit feature is in effect, the Policy will not lapse, regardless of the investment performance of the Funds.

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Withdrawals — Each year after the first Policy Year, you may withdraw part of your Policy’s Cash Surrender Value. The minimum withdrawal allowed is $250, although we may raise this minimum to $1,000. Any time after the first Policy Year, you may make a withdrawal only if your total premium payments to date equal or exceed the sum of 12 recommended monthly minimum premiums for the initial Face Amount of your Policy. You may be assessed a charge of up to $25 for each withdrawal.
Loans — You may use this Policy as collateral to obtain a loan from us.
Surrenders — You may also surrender your Policy in full for its Cash Surrender Value. Surrenders may be subject to a Surrender Charge.
Settlement Options — You or your beneficiary may choose to receive the proceeds of the Policy over a period of time by using one of several settlement options.
Tax Benefits — In most cases, you are not taxed on earnings until you take earnings out of the Policy (commonly known as “tax deferral”). The Death Benefit may be subject to Federal and state estate taxes but your beneficiary will generally not be subject to income tax on the Death Benefit.
Riders — You may add additional benefits to your Policy by selecting from a variety of riders. Additional charges may apply for some riders and may be subject to underwriting approval. The charges associated with each rider are presented in the FEE TABLE.
•The Waiver of Selected Amount Rider credits the Policy with a monthly payment in an amount you select, so long as the insured is totally disabled.
•The Waiver of Monthly Deductions Rider waives all monthly charges under your Policy and riders that we otherwise would deduct from your Policy Value, so long as the insured is totally disabled.
•The Cost of Living Adjustment Rider provides an increase to your Face Amount without evidence of insurability on every second anniversary of the rider.
•The Primary Insured Rider provides term life insurance on the life of the insured.
•The Additional Insured Rider provides term life insurance on the life of the insured or on the life of one or more of the immediate family members of the insured.
•The Child Insurance Rider provides term life insurance coverage on all the eligible children of the insured under the Policy.
•The Accelerated Benefit Rider allows you to receive an accelerated payment of the Death Benefit if the insured becomes terminally ill.
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications Pages for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the maximum fees and expenses that you will pay at the time that you buy the Policy, surrender or make a withdrawal from the Policy, or transfer Cash Value between investment options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Taxes(1)	When premium payments are made	2.5% of premiums
Surrender Charge(2) Per $1,000 of Face Amount	Upon Policy lapse or surrender	Maximum Charge:	$40
		Minimum Charge:	$9
		Initial charge for a representative insured(3):	$10
Transfer Fee(4)	Upon each transfer	$25
Withdrawal Charge(4)	Upon withdrawal	$25
Accelerated Benefit Rider	One-time charge upon exercising the rider benefit	10% interest discount plus $300
(1)The premium tax charge is a percentage of premiums paid for taxes assessed against us by a state and/or other governmental entities.
(2)This charge varies based on individual characteristics. The charge shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by contacting your financial representative for a personalized illustration or by calling us at 800-231-5453. The surrender charge applies if you surrender your Policy during the first 14 Policy Years or within 14 Policy Years of an increase in Face Amount.
(3)Representative insured is a male, issue-age 30, underwritten as standard nonsmoker.
(4)Not currently being assessed.

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The next table describes the maximum fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Cost of Insurance Charge(1)(2) Per $1,000 of the Net Amount at Risk	Monthly	Maximum Charge:	$83.33
		Minimum Charge:	$0.06
		Charge for a representative insured:(3)	$0.12
Monthly Administrative Charge A flat rate per month plus a charge per $1,000 of the Face Amount	Monthly	$11.50 plus $0.13
Guaranteed Death Benefit Charge Per $1,000 of Face Amount in effect under the Policy and any riders	Monthly	$0.06
Asset Based Monthly Charge Annual percentage of Policy Value invested in the Sub-Accounts	Monthly	1.2%(4)
Net Interest on Loan(5) As a percentage of Policy Indebtedness	Annually	3%
Optional Benefits Charges:
Waiver of Selected Amount Rider(6) Per $100 of the selected amount	Monthly	Maximum Charge:	$2.01
		Minimum Charge:	$0.26
		Charge for a representative insured:(3)	$0.26
Waiver of Monthly Deduction Rider(6) Per $1,000 of the Death Benefit	Monthly	Maximum Charge:	$0.53
		Minimum Charge:	$0.01
		Charge for a representative insured:(3)	$0.01
Additional Insured Rider(6) Per $1,000 of the benefit amount	Monthly	Maximum Charge:	$27.17
		Minimum Charge:	$0.06
		Charge for a representative insured:(3)	$0.13
Primary Insured Rider(6) Per $1,000 of the benefit amount	Monthly	Maximum Charge:	$27.17
		Minimum Charge:	$0.06
		Charge for a representative insured:(3)	$0.13
Child Insurance Rider Per $1,000 of the benefit amount	Monthly	$0.50
(1) The charge varies based on individual characteristics of the insured, including such characteristics as age, sex and risk class, and the duration of the Policy. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration from your financial representative or by calling us at 800-231-5453. The highest cost of insurance rate is for an insured who is a male smoker, Attained Age 99. The insurance charges are tiered according to Face Amount. The charges described above are based on a $100,000 Face Amount.
(2)Net Amount at Risk equals the Death Benefit divided by 1.00327374, less the Policy Value.
(3)Representative insured is a male, issue age 30, underwritten as standard nonsmoker.
(4)The monthly charge is based on the effective annual rate shown.
(5)Interest will accrue daily on the Indebtedness at an effective annual interest rate of not more than 7%. All loans have an effective annual interest credit equal to 4%, credited annually in arrears. The net interest on loans reflects the net difference between the interest rates charged and credited in arrears.
(6)This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge that you will pay. You may obtain more information about the charge that would apply to you by obtaining a personalized illustration from your financial representative or by calling us at 800-231-5453.

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The next item shows the minimum and maximum total operating expenses charged by the fund companies that you may pay periodically during the time that you own the Policy. A complete list of fund companies available under the Policy, including their annual expenses, may be found at the back of this document, in APPENDIX A.

Annual Fund Company Expenses	Minimum	Maximum
Expenses that are deducted from fund company assets, including management fees, distribution, and/or service (12b-1) fees and other expenses.	0.14%	0.76%
PRINCIPAL RISKS OF INVESTING IN THE POLICY
Investment Performance — The value of your Policy will fluctuate with the performance of the investment options you choose. The Funds you choose may not perform to your expectations. Investing in the Policy involves risks including the possible loss of your entire investment. Your values in the Sub-Accounts are not guaranteed. Only the General Account provides a guaranteed rate of return. A comprehensive discussion of the risks of the Funds held by each Sub-Account may be found in the Funds' prospectuses. You should review the Funds’ prospectuses before making an investment decision. Fund prospectuses can be obtained from your financial professional, at www.prudential.com/hig-funds, or by calling 800-231-5453.
Policy Values Are Not Guaranteed — Charges and fees may have a significant impact on Policy Value and the investment performance of the Sub-Accounts (particularly with Policies with lower Policy Value). Your Policy Value rises and falls with the performance of the investment options you choose and the charges that we deduct.
Unsuitable for Short-Term Savings — The Policy is designed to provide benefits on a long-term basis. Consequently, you should not use the Policy as a short-term investment or savings vehicle. Because of the long-term nature of the Policy, you should consider whether purchasing the Policy is consistent with the purpose for which it is being considered.
Risk of Lapse — Your Policy could terminate if the value of the Policy becomes too low to support the Policy’s monthly charges. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the Policy from terminating.
Withdrawals — Withdrawals may significantly affect current and future Policy Values, will reduce your Policy’s Death Benefit, may increase the risk of Policy lapse, and may be subject to a withdrawal charge.
Loans — Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on the Policy’s Policy Value, and will reduce the death proceeds.
Surrenders — We may deduct a surrender charge from the surrender proceeds. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Policy Value. A surrender of your Policy may have tax consequences.
Adverse Tax Consequences — You may be subject to income tax if you receive any loans, withdrawals or other amounts from the Policy. Under certain circumstances, your Policy may become a Modified Endowment Contract under federal tax law. If these circumstances were to occur, loans and other pre-death distributions are includable in gross income on an income first basis, and may be subject to a 10% additional tax (unless you have attained age 59½). You should consult with a tax adviser before taking steps that may affect whether your Policy becomes a Modified Endowment Contract. There could be significant adverse tax consequences if the Policy should lapse or be surrendered when there are loans outstanding.
Tax Law Changes — Tax laws, regulations, and interpretations are subject to change. Such changes may impact the expected benefits of purchasing this Policy.
Tax Consequences of Additional Rider Benefits — Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. You should consult a qualified tax adviser.
Credit Risk — All insurance benefits, including the Death Benefit, and all guarantees, including those related to the General Account, are general account obligations that are subject to the Company’s financial strength and claims paying ability. You should review the Company’s financial statements which are available upon request and are attached to the statement of additional information (SAI).
Increase in Current Fees and Expenses — Certain Policy fees and expenses may be currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.
Replacement of a Policy — A replacement occurs when a new policy is purchased and, in connection with the sale, an existing policy is surrendered, lapsed, forfeited, assigned to another insurer, otherwise terminated or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of money obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan. There are some circumstances where replacing your existing life insurance Policy can benefit you. However, there are many circumstances where a replacement will not be in your best interest. You should carefully review the costs, benefits and features of your existing life insurance Policy against a proposed policy to determine whether a replacement is in your best interest.

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GENERAL DESCRIPTIONS OF UNION SECURITY INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS
Union Security Insurance Company
Union Security Insurance Company (“Union Security”, the “Company”, “us”, “we”, or “our”) is the issuer of the Policies. Union Security is a stock life insurance company formed in 1910 and organized under the laws of the State of Iowa. It is licensed to sell life, health and annuity insurance in the District of Columbia and in all states except New York.
Union Security is an indirect wholly owned subsidiary of CMFG Life Insurance Company (“CMFG Life”), an Iowa life insurance company. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CM Holding”), a mutual insurance holding company organized under the laws of Iowa. CM Holding is an insurance and financial services company that provides products and services to credit unions, credit union members, and individual consumers. Union Security's corporate offices are located at 5910 Mineral Point Rd, Madison, Wisconsin 53705.
All of the guarantees and commitments under the Policies are general obligations of Union Security. None of Union Security’s affiliated companies has any legal obligation to back Union Security’s obligations under the Policies.
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential reinsured the obligations of Talcott under the variable life Policies and provides administration for the Policies. Prior to January 2, 2013, Talcott provided administration for the Policies issued by Union Security in accordance with the terms of the Administrative Services Agreement dated April 1, 2001 by and between Union Security and Talcott (“Talcott Administrative Services Agreement”).
Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, New Jersey 07102. Prudential is ultimately controlled by Prudential Financial, Inc.
Union Security Insurance Company Variable Account C
The Sub-Accounts are subdivisions of our Separate Account, called Union Security Insurance Company Variable Account C (the “Account” or the “Registrant”). Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. The Company is obligated to pay all amounts promised to Policy Owners under the Policy. Your assets in the Separate Account are held exclusively for your benefit and may not be used for any of our other liabilities.
Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of the Company’s other assets. The assets of the Separate Account may not be used to pay any liabilities of the Company other than those arising from the Policies. The Company is obligated to pay all amounts promised to Policy Owners in accordance with the terms of the Policy.
The operation of the Separate Account may be modified to the extent permitted by law, including deregistration under the securities laws.
Currently, no charge is made to the Separate Account for federal, state and local taxes that may be allocable to the Separate Account. A change in the applicable federal, state or local laws which impose tax on Union Security and/or the Separate Account may result in a charge against the Policy in the future. Charges for other taxes, if any, allocable to the Separate Account may also be made.
The Funds
The Sub-Accounts of the Separate Account purchase shares of mutual funds set up exclusively for variable annuity and variable life insurance products (the “Funds”). The Funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. You choose the Funds that meet your investment style. Information regarding each Fund, including: (1) the name of each Fund in which the Account invests; (2) its type; (3) its investment Manager(s) and any sub-investment adviser(s); (4) its current expense; and (5) its performance, is available in APPENDIX A of this prospectus. Each Fund has issued its own separate prospectus that contains more detailed information about the Fund. The Funds’ prospectuses and statements of additional information are available at www.prudential.com/hig-funds or by calling 800-231-5453.
We do not guarantee the investment results of any of the Funds. Since each Fund has different investment objectives, each is subject to different risks. In addition, in a low interest rate environment, yields for money market Sub-Accounts, after deduction of Policy charges, may be negative even though the Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Policy Value to a money market Sub-Account or participate in an Asset Allocation Program where Policy Value is allocated to a money market Sub-Account under the applicable asset allocation model, that portion of your Policy Value may decrease in value.
The Funds may not be available in all states.
You may also allocate some or all of your premium payments to the “General Account,” which pays a declared interest rate. See The General Account.
Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as “mixed and shared funding.” As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners, and of owners of other contracts whose contract values are allocated to one or more of these other separate

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accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding. These risks are disclosed in the Funds’ prospectuses which can be found online at www.prudential.com/hig-funds.
We reserve the right to substitute the shares of any other registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account provided that the substitution has been approved by the SEC.
Impact of Fund Changes on Dollar Cost Averaging ("DCA") and Asset Rebalancing — Certain Fund changes may impact these programs. If a Fund ("merging Fund") contained in one of these programs merges into another Fund ("surviving Fund") and we do not receive alternative instructions from you, we will automatically replace the merging Fund with the surviving Fund for each of the programs. If a Fund contained in one of these programs is liquidated, unless other instructions are received, we will automatically move the value of the liquidated Fund to the current money market Fund for each of these programs. See Dollar Cost Averaging, and Asset Rebalancing.
Fees and Payments Payable To Prudential
As described in the Union Security Insurance Company subsection above, Prudential serves as the administrator of the Policies through an Administrative Services Agreement with Talcott. Also, as described in this section, Prudential has entered into agreements with respect to certain Funds.
Prudential receives substantial fees and payments with respect to the Funds that are offered through your Policy (sometimes referred to as “revenue sharing” payments). These fees and payments, among a number of factors, are considered when deciding to add or keep a Fund on the menu of Funds that are offered through the Policy. All of the Funds on the overall menu make payments to Prudential or an affiliate. Prudential receives these payments and fees under agreements with the Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Prudential expects to make a profit on the amount of the fees and payments that exceed Prudential’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Policies.
The availability of these types of arrangements creates an incentive for Prudential to seek and offer Funds (and classes of shares of such Funds) that pay Prudential revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. All Fund offerings are subject to Union Security’s consent.
As of December 31, 2024, Prudential has entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from the following Fund complex (or affiliated entity): BlackRock Variable Series Funds, Inc. & BlackRock Investments, LLC, HL Investment Advisors, LLC and Fidelity Variable Insurance Product Funds.
Not all Fund complexes pay the same amount of fees and compensation and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Prudential varies by Fund and Prudential may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.25% and 0.25%, respectively, in 2024 of the annual percentage of the average daily net assets.
Voting Rights
We currently vote shares of the Funds owned by the Separate Account according to the instructions of Policy Owners. However, if the 1940 Act or any related regulations or interpretations should change and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so. For Sub-Accounts in which you have invested as of the record date, we will notify you of shareholder’s meetings of the Funds purchased by those Sub-Accounts. We will send you proxy materials and instructions for you to provide voting instructions. We will arrange for the handling and tallying of proxies received from you or other Policy Owners. If you give no instructions, we will vote those shares in the same proportion as shares for which we received instructions. As a result of proportional voting, the vote of a small number of Policy Owners could determine the outcome of a proposal subject to shareholder vote. We determine the number of Fund shares that you may instruct us to vote by applying a conversion factor to each Policy Owner’s unit balance. The conversion factor is calculated by dividing the total number of shares attributed to each Sub-Account by the total number of units in each Sub-Account. Fractional votes will be counted. We determine the number of shares as to which the Policy Owner may give instructions as of the record date for a Fund’s shareholder meeting.
Substitutions, Additions, or Deletions of Funds
Subject to any applicable law, we may make certain changes to the Funds offered under your Policy. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Policy Owners as we deem appropriate. We may also close one or more Funds to additional premium payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger or liquidation.
We may eliminate the shares of any of the Funds from the Policy for any reason and we may substitute shares of another registered investment company for shares of any Fund already purchased or to be purchased in the future by the Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have any necessary SEC and/or state approval. You will be given specific notice in advance of any substitution we intend to make.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Policy necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Policy Owner, the Account may be

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operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Accounts.
The General Account
The General Account is not registered under the 1933 Act and the General Account is not registered as an investment company under the 1940 Act. The General Account is not subject to the provisions or restrictions of the 1933 Act or the 1940 Act. The following disclosure about the General Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure. Amounts in the General Account are part of our general account. The general account consists of all assets owned by us other than those in the Separate Account and in other separate accounts that have been or may be established by us. All insurance benefits, including the Death Benefit, any accelerated Death Benefits, other benefits available under the Policy and all guarantees, including our guarantee under the General Account, are general account obligations that are subject to Company’s financial strength and claims paying ability. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Policy Owners do not share in the investment experience of those assets.
The General Account credits at least 4% per year. We are not obligated to, but may, credit more than 4% per year. If we do, such rates are determined at our sole discretion. We do not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time. You assume the risk that, at any time, the General Account may credit no more than 4%. We do not guarantee that any crediting rate above the guarantee rate will remain for any guaranteed period of time.
CHARGES AND DEDUCTIONS
Deductions from Premium
Before your premium is allocated to the Sub-Accounts and/or the General Account, we may deduct a percentage from your premium for a premium tax charge. The amount allocated after the deductions is called your Net Premium.
Deductions from Policy Value
Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction Amount and equals the sum of:
•the charge for the cost of insurance;
•the monthly administrative charge;
•the asset based monthly charge;
•the Guaranteed Death Benefit charge; and
•any charges for additional benefits provided by rider.
Each Monthly Deduction Amount will be deducted pro rata from the General Account and each of the Sub-Accounts, unless you instruct us otherwise. The Monthly Deduction Amount will vary from month to month.
Premium Tax Charge
The current premium tax charge is 0% of premium, and the maximum premium tax charge that we may assess is 2.5% of premium. This charge reimburses us for premium and other taxes we may have to pay in connection with the Policies.
Cost of Insurance Charge
The cost of insurance charge compensates the Company for providing insurance protection. It is deducted each month as part of the Monthly Deduction Amount and is designed to compensate the Company for the costs of paying Death Benefits. The charge for the cost of insurance equals:
•the monthly cost of insurance rate per $1,000, multiplied by
•the Net Amount at Risk, divided by
•$1,000.
On any Monthly Activity Date, the Net Amount at Risk equals the Death Benefit divided by 1.00327374, less the Policy Value on that date, prior to assessing the Monthly Deduction Amount.
Cost of insurance rates are based on the age, sex, and risk class of the insured and the duration of the Policy. Cost of insurance rates will be determined on each Policy Anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. Substandard risks will be charged higher cost of insurance rates. The multiple will be based on the insured’s substandard rating. The charge for the cost of insurance for substandard risks may also include a flat amount applicable to certain special mortality risks such as aviation. The charge is a flat dollar amount per $1,000 of Face Amount.
Any changes in the cost of insurance rates will be made uniformly for all insureds of the same issue ages, sexes, risk classes and whose coverage has been in-force for the same length of time. No change in risk class or cost will occur on account of deterioration of the insured’s health.

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For otherwise identical Policies, current cost of insurance rates are lower for Policies having higher Face Amounts. The insurance charges are tiered according to Face Amount. There are five tiers with each succeeding tier being charged at a lower cost of insurance rate than the rate for the preceding tier as follows:

	Percentage of the first Tier Charges
Face Amount Tier	Smoker	Nonsmoker	Preferred
$100,000 or less	100%	100%	100%
$100,001 - $300,000	97%	99%	98%
$300,001 - $500,000	95%	97%	96%
$500,001 - $1,000,000	93%	95%	86%
$1,000,001 or more	90%	93%	82%
The cost of insurance rate per $1,000 is multiplied by a weighted average factor based on the above table. For example: a nonsmoker with $450,000 Face Amount would have the first $100,000 gets a multiple of 100%, the next $200,000 gets a multiple of 99%, and the last $150,000 gets a multiple of 97%. The weighted average factor equals (100,000x100% + 200,000x99% + 150,000x97%)/450,000 = 98.56%
Because your Policy Value and Death Benefit may vary from month to month, the cost of insurance may also vary on each Monthly Activity Date. The cost of insurance depends on your Policy’s Net Amount at Risk. Items which may affect the Net Amount at Risk include the amount and timing of premium payments, investment performance, fees and charges assessed, rider charges, Policy loans and changes to the Face Amount.
The following table provides hypothetical examples of the Net Amount at Risk’s role in determining cost of insurance charges. The examples assume: (1) a $100,000 Face Amount; (2) the Death Benefit meets the definition of life insurance test; and (3) a current monthly cost of insurance rate of $0.1325 per $1,000 of Net Amount at Risk.

Example Net Amount At Risk Scenarios (values rounded to the nearest cent)
Death Benefit Type	Death Benefit Amount	Policy Value	Net Amount At Risk	Month’s Cost of Insurance charge
Type A	$100,000	$5,000	$94,673.69	$10.49
Type A	$100,000	$25,000	$74,673.69	$8.28
Type B	$105,000	$5,000	$99,657.38	$11.05
Type B	$125,000	$25,000	$99,592.12	$11.04
Because the Net Amount At Risk is based on your Death Benefit and your Policy Value, it may be impacted by such factors as investment performance, charges, fees, and premium payments. Paying less premiums, paying premiums late, experiencing poor investment performance, and/or earning less interest may reduce Policy Value and increase the Net Amount At Risk, and may also cause the Policy to lapse earlier unless additional premiums are paid. Similarly, paying more premiums, paying premiums earlier, experiencing better market performance, and/or earning more interest may increase Policy Value and, in some cases, lower the Net Amount At Risk on which cost of insurance charges are based.
Monthly Administrative Charge
We deduct a monthly administrative charge from your Policy Value to compensate us for issue and administrative costs of the Policy. The current charge is $5.00 per month. The maximum charge is $11.50 per month plus $0.13 per $1,000 of Face Amount.
Asset Based Monthly Charge
We make a monthly deduction from your Policy Value invested in the Sub-Accounts. The current charge is based on an annual effective percentage rate:

Sub-Account value (no loans)	Years 1-9	Years 10+
$0 - $25,000	1.10%	0.70%
$25,001 to $250,000	0.70%	0.30%
$250,001 or more	0.35%	0.10%
The rate of the charge is lower for each succeeding tier. For example, if the Policy Value were $35,000 in year 3, the rate in years 1-9 for the first $25,000 would be 1.10% and 0.70% for the remaining $10,000 of Policy Value.
The maximum asset based monthly charge is 1.20%.
The asset based monthly charge is designed to defray the expenses of processing Applications and issuing the Policies, to reimburse us for the cost of distributing the Policies, and to compensate us for the risks we assume under the Policies. These risks include the risk that the costs of administrative services that the Policies require will exceed the costs that we anticipate.

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Guaranteed Death Benefit Charge
There is no charge for the first 5 Policy Years of the Death Benefit guarantee if the insured is age 70 or under when the Policy is issued. If the insured is age 71 or more when the Policy is issued, there is no charge for the first 2 Policy Years, or until age 75 if greater. If you select a longer guarantee period, we deduct a monthly charge for the rest of the guarantee period as follows:
•For the guarantee period that lasts until age 65, the current charge is $0.01 per $1,000 of Face Amount in effect under the Policy and any riders. The maximum charge is $0.03 per thousand dollars of Face Amount.
•For the guarantee period that lasts until age 85, the current charge is $0.02 per $1,000 of Face Amount in effect under the Policy and any riders. The maximum charge is $0.06 per thousand dollars of Face Amount.
Surrender Charge
If your Policy is surrendered or lapses during the first 14 Policy Years, or during the first 14 years after any requested increase in Face Amount, we assess a surrender charge.
The amount of the surrender charge, as shown below, depends on the Face Amount and the age of the insured person and is expressed as a rate per $1,000 of initial Face Amount or Face Amount increase. The amount of surrender charge decreases automatically by a constant amount each year beginning in the sixth year so that it is equal to zero in the fifteenth year. The constant amount is equal to 1/10 of the surrender charge in the first 5 years.

Insured’s Age at Time of Policy Issuance or Face Amount Increase	Surrender Charge per Thousand Dollars of Face Amount or Face Amount Increase
0-27	$9
28-34	$10
35-38	$11
39-42	$12
43-45	$13
46-48	$14
49-51	$16
52-53	$18
54-55	$20
56-57	$22
58-59	$25
60-61	$29
62-63	$33
64-65	$38
66-80	$40
For example, if the insured is age 52 at the time a Policy with $100,000 of Face Amount is issued, the surrender charge would initially be $1,800, which is the result of $18 per $1,000 of the Face Amount. The surrender charge during the first 15 Policy Years would be as follows, assuming you do not increase your Face Amount:

Policy Year	Surrender Charge
1	$1,800
2	$1,800
3	$1,800
4	$1,800
5	$1,800
6	$1,620
7	$1,440
8	$1,260
9	$1,080
10	$900
11	$720

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12	$540
13	$360
14	$180
15+	$0
Transaction Fees
We may charge a transaction fee of up to $25, for each partial withdrawal, although we have no current plans to do so. We may charge a transaction fee of up to $25, for each transfer between the Sub-Accounts and the General Account, although we have no current plans to do so.
Charges for Rider Coverage
If your Policy includes riders, a charge applicable to the riders is made from the Policy Value each month. The charge applicable to these riders is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. For a complete description of the riders available, see RIDERS.
•Waiver of Selected Amount Rider — We deduct a monthly charge for this rider which credits the Policy with a monthly payment in an amount you select, so long as the insured is totally disabled. The current charge ranges from $0.1942 to $0.8942 per $100 of the selected amount based on Attained Age of the insured, and is charged until the rider terminates.
•Waiver of Monthly Deductions Rider — We deduct a monthly charge for this rider which waives all monthly charges under your Policy and riders that we otherwise would deduct from your Policy Value, so long as the insured is totally disabled. The charge ranges from $0.0058 to $0.5267 per $1,000 of the Death Benefit based on Attained Age and risk class of the insured, and is charged until the rider terminates unless waived due to the insured being totally disabled.
•Primary Insured Rider — We deduct a monthly charge for this rider which provides term life insurance on the life of the insured. The current charge ranges from $0.0183 to $18.2750 per $1,000 of the benefit amount based on issue age, sex and risk class of the insured, and is charged until the rider terminates.
•Additional Insured Rider —We deduct a monthly charge for this rider which provides term life insurance on the life of the insured or on the life of one or more of the immediate family members of the insured. The current charge ranges from $0.0292 to $20.2525 per $1,000 of the benefit amount based on issue age, sex and risk class of the additional insured, and is charged until the rider terminates.
•Child Insurance Rider — We deduct a monthly charge for this rider which provides term life insurance coverage on all the eligible children of the insured under the Policy. The charge is $0.50 per $1,000 of the benefit amount and is charged until the earliest of: (a) the 25th birthday of last insured child included in rider coverage; (b) the Policy Anniversary date following age 65 of the Primary Insured; and (c) the termination date of the base Policy.
•Accelerated Benefit Rider — We deduct a fee of up to $300 if you exercise this rider, which allows you to receive an accelerated payment of the Death Benefit if the insured becomes terminally ill. The current fee is $50. The accelerated Death Benefit will be discounted for one year of interest at the prevailing rate, but at no more than 10%.
Fund Charges
The investment performance of each Fund reflects the management fee that the Fund pays to its investment manager as well as other operating expenses that the Fund incurs. Investment management fees are generally daily fees computed as a percentage of a Fund’s average daily net assets as an annual rate. Please read the prospectus for each Fund for complete details.
Net Interest on Loans
Interest will accrue daily on the Indebtedness at an effective annual interest rate of not more than 7%. Currently this rate is 6%. All loans have an effective annual interest credit equal to 4%, credited annually in arrears. The net interest on loans reflects the net difference between the interest rates charged and credited in arrears.
We will charge an effective annual rate of 4% on one Policy loan of up to 10% of the surrender value in each Policy Year if: the surrender value is at least $10,000 or the Policy has been in force for 10 years. The 10% limitation is raised to 15% for such loans obtained in Policy Years in which the insured is 59½ or older. See Loans. Interest charged and credited may vary by state, see APPENDIX B for details.
Allocation of Charges Option
The Monthly Deduction will be allocated among the General Account and each Sub-Account selected by the Policy Owner. If no such selection is made, or if there are insufficient funds in the selected Sub-Accounts, then the allocation will be made in the proportion that the Policy Value in the General Account (excluding the amount of any General Account Policy Value attributable to Policy loans) and the Policy Value in each Sub-Account, respectively, bear to the Policy’s total Policy Value (excluding the amount of any General Account Policy Value attributable to Policy loans) as of the date of the transaction (i.e. on a Pro Rata Basis).
Commissions Paid To Broker-Dealers
As compensation for selling the Policies, Pruco Securities pays to broker-dealers a commission of up to 106.25% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the Policy, up to 3.5% of all such premiums in Policy Years two through six and up to 1.5% of all such premiums in years seven and

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later. Pruco Securities pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.
PERSONS HAVING RIGHTS UNDER THE POLICY
The Policy Owner
As long as your Policy is in force, the Policy Owner ("you") may exercise all rights under the Policy while the insured is alive and no beneficiary has been irrevocably named.
The Insured
The insured is the person on whose life the Policy is issued. You name the insured in the Application of the Policy. The Policy Owner must have an insurable interest on the life of the insured in order for the Policy to be valid under state law and for the Policy to be considered life insurance for federal income tax purposes. An insurable interest generally exists when there is a demonstrable interest in something covered by an insurance Policy, the loss of which would cause deprivation or financial loss. There must be a valid insurable interest at the time the Policy is issued. If there is not a valid insurable interest, the Policy will not provide the intended benefits. Through our underwriting process, we will determine whether the insured is insurable.
You may request to change the insured’s risk class to a more favorable class if the health of the insured has improved or if the insured no longer uses nicotine. Upon providing us satisfactory evidence, we will review the risk classification. If we grant a change in risk classification, only future cost of insurance rates will be based on the more favorable class and all other Policy terms and provisions will remain as established at issue. We will not change a risk class on account of deterioration of your health.
The Beneficiary
The beneficiary is the person you name in the Application to receive any Death Benefit. You may change the beneficiary (unless irrevocably named) while the insured is alive by notifying us in writing. If no beneficiary is living when the insured dies, the Death Benefit will be paid to you, if living; otherwise, it will be paid to your estate.
OTHER GENERAL POLICY PROVISIONS
Modification of Policy
The only way the Policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries, or Assistant Secretaries.
Change of Address
It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on third parties, including the US Postal Service, to update your current address. Unless preempted by the Employee Retirement Income Security Act of 1974 ("ERISA"), failure to give us a current address may result in payments due and payable on your life Policy being considered abandoned property under state law, and remitted to the applicable state.
Assignment
You may assign your Policy. Until you notify us in writing, no assignment will be effective against your Policy. We are not responsible for the validity of any assignment.
Incontestability
We cannot contest the Policy after it has been in force, during the insured's lifetime, for two years from its date of issue, except for non-payment of premium.
Any increase in the Face Amount for which evidence of insurability was obtained, will be incontestable only after the increase has been in force, during the insured's lifetime, for two years from the effective date of the increase.
The Policy may not be contested for more than two years after the reinstatement date. Any contest we make after the Policy is reinstated will be limited to material misrepresentations in the evidence of insurability provided to us in the request for reinstatement. However, the provision will not affect our right to contest any statement in the original Application or a different reinstatement request which was made during the insured's lifetime from the date of issue of the Policy or a subsequent reinstatement date.
Misstatement Of Age And/Or Sex
If the insured's age or sex is misstated, the amount we will pay will be the amount that the last cost of insurance deductions would have purchased using the most recent cost of insurance rates at the correct Attained Age and sex.
Suicide Exclusion
If, within two years from the date of issue, the insured dies by suicide, while sane or insane, our liability will be limited to the premiums paid less Indebtedness and less any withdrawals. If, within two years from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the insured dies by suicide, while sane or insane, our liability with respect to such increase, will be limited to the cost of insurance for the increase. See APPENDIX B for state variations.

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Reduced Charges
The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges described above where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative or other costs. Eligibility for these reductions will be determined by factors that we believe are relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to modification. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners invested in the Separate Account.
DEATH BENEFITS
Your Policy provides for the payment of the death proceeds to the named beneficiary upon receipt of due proof of the death of the insured. You must notify us in writing or via telephone as soon as possible after the death of the insured. The death proceeds payable to the beneficiary equal the Death Benefit less any Indebtedness and less any due and unpaid Monthly Deduction Amount occurring during a grace period.
The Death Benefit depends on the Death Benefit option you select.
The Policy must satisfy a Death Benefit compliance test to qualify as life insurance under Section 7702 of the Internal Revenue Code. The test effectively requires that the Death Benefit always be equal to or greater than the Policy Value multiplied by a certain percentage. Your Policy has a minimum Death Benefit. We will automatically increase the Death Benefit so that it will never be less than the Policy Value multiplied by the minimum Death Benefit percentage for the then current year. This percentage varies according to the insured’s Attained Age. This percentage will never be less than 100% or greater than 250%. The specified percentages are listed in your Policy.
Examples of Minimum Death Benefit:

	A	B
Face Amount	$100,000	$100,000
Policy Value	$46,500	$34,000
Specified Percentage	250%	250%
Death Benefit Option	Option A	Option B
In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) and $116,250 (the Policy Value at the date of death of $46,500, multiplied by the specified percentage of 250%). This amount, less any outstanding Indebtedness, constitutes the death proceeds payable to the beneficiary.
In Example B, the Death Benefit is $134,000, i.e., the greater of $134,000 (the Face Amount plus the Policy Value of $34,000); and $85,000 (the Policy Value of $34,000, multiplied by the specified percentage of 250%).
Your Policy Value decreases due to the deduction of Policy charges. Policy Value may increase or decrease depending on investment performance; investment expenses and fees reduce the investment performance of the Sub-Accounts. Fluctuations in your Policy Value may have an effect on your Death Benefit. If your Policy lapses, the Policy terminates and no Death Benefit will be paid.
Death Benefit Options
There are two Death Benefit options: the Level Death Benefit Option (“Option A”), or the Return of Policy Value Death Benefit Option (“Option B”). Subject to the minimum Death Benefit described above, the Death Benefit under each option is as follows:
•Under Option A, the Death Benefit equals the current Face Amount.
•Under Option B, the Death Benefit equals the current Face Amount plus the Policy Value on the date of the insured’s death.
Changing the Death Benefit Option
You may change your Death Benefit option. You must notify us of the change in writing. Any change will become effective on the Monthly Activity Date following the date we receive your request, or the date we approve any required evidence of insurability, if later. You may change Option B to Option A. If you do, the insured must provide evidence of insurability. The Face Amount will be increased by the amount of the Policy Value on the effective date of the change. You may change Option A to Option B. If you do, the Face Amount will become that amount available as a Death Benefit immediately prior to the option change, reduced by the then-current Policy Value.
Increasing or Decreasing the Face Amount
At any time, you may request in writing to increase the Face Amount. Any request for a Face Amount increase will require proof of insurability for the insured which is satisfactory to us. An increase will also require sufficient surrender value to cover the first new monthly deduction. The minimum increase is shown on your Policy schedule and is subject to our issue rules and limits at the time of increase. Increases will not be allowed if any disability benefit is paid under the terms of a rider.
At any time after the first Policy Year, but not within one year of a Face Amount increase, you may request in writing to decrease the Face Amount. A decrease will be allowed only if premiums are at least equal to the sum of 12 monthly minimum premiums for the initial Face Amount. A comparable restriction applies after any Face Amount increase. The decrease will be applied to the initial Face Amount and any increase in Face Amount in reverse order in which they became effective. The Face Amount after any requested

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decrease may not be less than the minimum Face Amount shown on the Policy schedule. It will not be allowed if it would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code.
Any increase or decrease will take effect on the first monthly anniversary following that day we approve the request.
Death Claim Settlement Options
Proceeds from your Policy may be paid in a lump sum or may be applied to one of our settlement options. We have the right to pay the proceeds in a single sum if: (1) the proceeds payable are less than $2,000; or (2) payments under the settlement option you have chosen would be less than $50.
Pathways Program Option — If the Death Benefit payment is $10,000 or greater, the beneficiary may elect to have their death proceeds paid through our Pathways Program. Under the Pathways Program, the proceeds remain in our general account and the beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation ("FDIC"). The beneficiary can write one draft for the total amount of the payment, or keep the money in the general account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit proceeds to the general account. Any interest paid to the beneficiary ("Account Holder") will be taxable to the beneficiary in the tax year that it is credited. We may not offer the Pathways Account in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for the Pathways Program, Prudential earns investment income from the proceeds under the program. The investment income earned is likely more than the amount of interest we credit to the beneficiary and we may make a profit from the difference.
Other Settlement Options — The minimum amount that may be placed under the following settlement options is $5,000, subject to our then-current rules. Once payments under the Second Option, the Third Option or the Fourth Option begin, no surrender may be made for a lump sum settlement in lieu of the life insurance payments. The following payment options are available to you or your beneficiary. Your beneficiary may choose a settlement.
•First Option — Interest Income. Payments of interest at the rate we declare (but not less than 3% per year) on the amount applied under this option. Interest begins to accrue on the settlement date. We will pay the interest at 12, 6, 3, or 1 month intervals, as you choose. At the end of the selected period, we will pay the proceeds in a single sum or under any other option selected when you choose this option.
•Second Option — Income of Fixed Amount. Equal payments of the amount chosen until the amount applied under this option (with interest of not less than 3%) is exhausted. You may request us to make these payments at 12, 6, 3 or 1 month intervals.
•Third Option — Payments for a Fixed Period. An amount payable monthly for the number of years selected, which may be from one to 30 years.
•Fourth Option — Life Income.
◦Life Annuity — An annuity payable monthly during the lifetime of the payee.
◦Life Annuity with a Guaranteed Period — An annuity payable monthly and guaranteed for either 10 or 20 years, as chosen.
◦Refund Life Annuity — An annuity payable monthly and guaranteed for the number of months determined by dividing the proceeds by the first monthly payment.
Other arrangements for income payments may be agreed upon.
Benefits at Maturity
The Policy matures at the date of death of the insured.
When Death Benefit Proceeds Are Paid
We will pay the death proceeds (Death Benefit less Indebtedness) to the beneficiary normally within seven days after proof of death of the insured is received by us, at the Individual Life Operations Center, and the Company has: (1) verified the validity of the claim; (2) received all required beneficiary forms and information; (3) completed all investigations of the claim; and (4) determined all other information has been received and is in Good Order.

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OTHER BENEFITS AVAILABLE UNDER THE POLICY
In addition to the standard Death Benefit(s) associated with your Policy, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about applicable fees associated with each benefit included in this table may be found in the FEE TABLE.

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Guaranteed Death Benefit	Guarantees that your Policy will remain in force at the end of the Policy grace period and will not lapse.	Standard
The Guaranteed Death Benefit is available so long as:
•the Policy is in the Guaranteed Death Benefit Period; and
•on each Monthly Activity Date during that period, the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals from the Policy, equal or exceed the cumulative monthly recommended minimum premium.

Dollar Cost Averaging Program	Allows you to regularly transfer an amount you select from the General Account or any Sub-Account into a different Sub-Account.	Standard	•If, on any transfer date, your Policy Value allocated to the Dollar Cost Averaging Program is less than the amount you have elected to transfer, your Dollar Cost Averaging Program will terminate.
Asset Rebalancing	Allows you to automatically rebalance your Policy Value in the Sub-Account and the percentages you want allocated to each Sub-Account, to meet your investment needs.	Standard	•The General Account cannot participate in this administrative procedure.
Accelerated Benefit Rider	We will pay a lump sum accelerated Death Benefit at your request in the event an insured’s life expectancy is 12 months (24 months in some states) or less.	Standard
•The maximum amount of Death Benefit that can be accelerated is 100% of the Death Benefit, or $500,000 if less.
•This rider ends on the earlier of: (a) the termination of the Policy to which this rider is attached; and (b) our receipt, prior to the payment of a benefit, of your written request in a form acceptable to us to cancel this rider.
•No accelerated benefit is payable when a Death Benefit is less than 2 years prior to expiry.
•Benefit payments are subject to eligibility requirements.

Waiver of Selected Amount Rider	We will make a monthly payment in an amount you select, while the insured is totally disabled.	Optional
•This rider may be added after Policy issuance.
•In order to obtain waiver benefits, you must give us proof that the insured’s total disability: (1) began while the Policy and this rider were in force; (2) began before the first Policy Anniversary after the insured’s 60th birthday; and (3) was continuous for six months or more.
•This rider terminates on the earliest of: (a) the monthly anniversary date on or next following our receipt at our home office of your written request for termination; (b) the date the Policy lapses, surrenders or terminates; and (c) the first Policy Anniversary on or after the insured reaches age 60.
•Not available on Policies with the Waiver of Monthly Deductions Rider.
•We will not pay a benefit if total disability results from: (1) injuries intentionally self-inflicted; or (2) service in the military of any country at war, declared or undeclared.

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Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Waiver of Monthly Deductions Rider	We will waive all monthly charges while the insured is totally disabled.	Optional
•This rider may be added after Policy issuance.
•In order to obtain waiver benefits, you must give us proof that the insured’s total disability: (1) began while the Policy and this rider were in force; (2) began before the first Policy Anniversary after the insured’s 60th birthday; and (3) was continuous for six months or more.
•This rider terminates on the earliest of: (a) the monthly anniversary date on or next following our receipt at our home office of your written request for termination; (b) the date the Policy lapses, surrenders or terminates; and (c) the first Policy Anniversary on or after the insured reaches age 60.
•Not available on Policies with the Waiver of Selected Amount Rider.
•We will not pay a benefit if total disability results from: (1) injuries intentionally self-inflicted; or (2) service in the military of any country at war, declared or undeclared.

Cost of Living Adjustment Rider	We will increase your Face Amount without evidence of insurability on every second anniversary of the rider.	Optional
•The rider is only available at Policy issuance.
•Face Amount increases are based on increases in the Consumer Price Index, subject to certain limitations.
•If you do not accept an increase, this rider is terminated and no future increases will occur.

Primary Insured Rider	Provides term life insurance on the life of the insured.	Optional
•This rider is only available at Policy issuance.
•Coverage under this rider will terminate on the earliest of: (a) the monthly anniversary date on or next following receipt of your written request for coverage to end; (b) the date the Policy terminates for reasons other than the Primary Insured’s death; and (c) the date of the full exchange of coverage as provided in this rider.
•Unless terminated for some other reason, the coverage provided by this rider will terminate on the expiry date shown on the Policy schedule.

Additional Insured Rider	Provides term life insurance on the life of the insured or on the life of one or more of the immediate family members of the insured.	Optional
•This rider may be added after Policy issuance.
•Coverage under this rider will terminate on the earliest of: (a) the monthly anniversary date on or next following receipt of your written request for coverage to end; (b) the date the Policy terminates for reasons other than the Primary Insured’s death; and (c) the date of the full exchange of coverage as provided in this rider.
•Unless terminated for some other reason, the coverage provided by this rider will terminate on the expiry date shown on the Policy schedule.

Child Insurance Rider	Provides term life insurance coverage on all the eligible children of the insured under the Policy.	Optional
•This rider may be added after Policy issuance.
•The rider is available for issue to insured children who are at least 15 days old but not yet 15 years old.
•The rider terminates at the earliest of: (a) the 25th birthday of last insured child included in rider coverage; (b) the Policy Anniversary date following age 65 of the Primary Insured; and (c) the termination date of the base Policy.
•This rider may not be available on all Policies.

GUARANTEED DEATH BENEFIT
The Policy will remain in force at the end of the Policy grace period as long as the Guaranteed Death Benefit is available, as described below. The Guaranteed Death Benefit is available so long as:
a).the Policy is in the Guaranteed Death Benefit Period; and
b).on each Monthly Activity Date during that period, the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals from the Policy, equal or exceed the cumulative monthly recommended minimum premium.
The monthly recommended minimum premium is specified in your Policy and is the premium required to maintain the Guaranteed Death Benefit. The monthly recommended minimum premium will increase if you take any withdrawals, loans, add any riders, or increase your Face Amount. The monthly recommended minimum premium will decrease if you terminate any riders or decrease your Face Amount. We will send you an amended schedule page with your new monthly recommended minimum premium.

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When you purchase the Policy, you may choose one of 3 Guaranteed Death Benefit Periods: (a) 5 years; (b) to age 65 of the insured; or (c) to age 85 of the insured.
However, if the insured is age 71 or older when the Policy is issued, the Guaranteed Death Benefit Period for (a) will be the greater of 2 years and until the insured is age 75. If the insured is rated for higher mortality, then only option (a) is available. The choice cannot be changed after the Policy is issued.
The Guaranteed Death Benefit is not available in all states, and the guarantee period may be shorter in some states due to state limitations. See APPENDIX B for more information.
If, on each Monthly Activity Date during the Guaranteed Death Benefit Period, the cumulative premiums paid into the Policy, less Indebtedness and less withdrawals from the Policy, do not equal or exceed the cumulative monthly recommended minimum premium on that date, a Guaranteed Death Benefit Grace Period of 30 days will begin. We will mail to you a notice. That notice will warn you that you are in danger of losing the Guaranteed Death Benefit and will tell you the amount of premium you need to pay to continue the Guaranteed Death Benefit. The Guaranteed Death Benefit will be removed from the Policy if the required premium is not paid by the end of the Guaranteed Death Benefit Grace Period. The Guaranteed Death Benefit will never again be available or in effect on the Policy, if it is removed.
RIDERS
You may add additional benefits to your Policy by electing one or more of the riders described below. Some riders involve additional costs that depend on the age, sex, and risk class of the insured, and the level of benefit provided by the rider. Each rider is subject to the restrictions and limitations described in the rider. Riders may not be available in all states and certain features may be subject to state variations. See APPENDIX B for more information.
Waiver of Selected Amount Rider
We will make a monthly payment in an amount you select, so long as the insured is totally disabled. The rider provides a fixed dollar benefit in an amount set forth in your Policy. Total disability is a disability of the insured: (1) which results from bodily injury sustained or disease which first appears while both the Policy and this rider are in force; and (2) which completely prevents the insured from engaging in an occupation for compensation or profit. During the first 24 months of total disability, “occupation” means the inability to perform the substantial and material duties of the insured’s regular occupation. After 24 months, “occupation” means any job suited to the insured’s education, training, or experience.
In order to obtain waiver benefits, you must give us proof that the insured’s total disability: (1) began while the Policy and this rider were in force; (2) began before the first Policy Anniversary after the insured’s 60th birthday; and (3) was continuous for six months or more. We may at reasonable intervals require proof that the insured continues to be totally disabled. After the insured has been totally disabled for two years, we won’t ask for proof more than once a year. if the insured doesn’t provide this proof or ceases to be totally disabled, a waiver benefit will no longer be paid.
We will not pay a benefit if total disability results from: (1) injuries intentionally self-inflicted; or (2) service in the military of any country at war, declared or undeclared.
The minimum amount you can select is $25. The maximum amount is described in the rider, but is at least equal to the recommended monthly minimum premium for your Policy (capped at the monthly recommended minimum premium for a $2 million dollar Policy).
This rider may be added after Policy issuance. This rider terminates on the earliest of: (a) the monthly anniversary date on or next following our receipt at our home office of your written request for termination; (b) the date the Policy lapses, surrenders or terminates; and (c) the first Policy Anniversary on or after the insured reaches age 60. Waiver of Selected Amount Rider is not available on Policies with the Waiver of Monthly Deductions Rider.
Waiver of Monthly Deductions Rider
We will waive all monthly charges under your Policy and rider charges that we would otherwise deduct from your Policy Value, so long as the insured is totally disabled. Total disability is a disability of the insured: (1) which results from bodily injury sustained or disease which first appears while both the Policy and this rider are in force; and (2) which completely prevents the insured from engaging in an occupation for compensation or profit. During the first 24 months of total disability, “occupation” means the inability to perform the substantial and material duties of the insured’s regular occupation. After 24 months, “occupation” means any job suited to the insured’s education, training, or experience.
In order to obtain waiver benefits, you must give us proof that the insured’s total disability: (1) began while the Policy and this rider were in force; (2) began before the first Policy Anniversary after the insured’s 60th birthday; and (3) was continuous for six months or more. We may at reasonable intervals require proof that the insured continues to be totally disabled. After the insured has been totally disabled for two years, we won’t ask for proof more than once a year. If the insured doesn’t provide this proof or ceases to be totally disabled, a waiver benefit will no longer be paid.
We will not pay a benefit if total disability results from: (1) injuries intentionally self-inflicted; or (2) service in the military of any country at war, declared or undeclared.
While we are paying benefits under this rider we will not permit you to request any increase in the Policy's Face Amount. Loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest.

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This rider may be added after Policy issuance. This rider terminates on the earliest of: (a) the monthly anniversary date on or next following our receipt at our home office of your written request for termination; (b) the date the Policy lapses, surrenders or terminates; and (c) the first Policy Anniversary on or after the insured reaches age 60. Waiver of Monthly Deductions Rider is not available on Policies with the Waiver of Selected Amount Rider.
Cost of Living Adjustment Rider
You may want your life insurance coverage to keep pace with inflation. Under this rider, we will increase your Face Amount without evidence of insurability on every second anniversary of the rider. The Face Amount increases are based on increases in the Consumer Price Index ("CPI"), subject to certain limitations. We will calculate the increase as follows:
a).the CPI six months before the Increase Date; divided by
b).the CPI 30 months before the Increase Date;
c).minus one;
d).multiplied by the current Face Amount of the Policy.
The minimum and maximum amounts for any one increase are shown on the Policy Specifications Pages. We may change these amounts, for future increases, at any time. If you do not accept an increase, this rider is terminated and no future increases will occur. There is no charge for this rider, however, increases will be subject to additional monthly per $1,000 charges, additional cost of insurance charges and additional surrender charges, all of which are based on the Attained Age of the insured at the time of the increase.
For example, if a Policy has a Face Amount of $100,000, and the ratio between the CPI 6 months prior to the increase and the CPI 30 months prior to the increase, less 1 was 3%, then the Face Amount increase would be $3,000.
To terminate this rider, notify us in writing. Otherwise, it will continue until the earliest of:
a).the first Policy Anniversary on or after the insured’s 66th birthday;
b).the date the Policy is surrendered, lapsed or terminated;
c).the date the Face Amount of the Policy is decreased;
d).the date you reject an automatic increase amount;
e).the date we receive your written request to cancel this rider;
f).the date of the insured’s death;
g).when you begin receiving benefits under either the Deduction Amount Waiver Rider or the Waiver of Specified Amount Disability Benefit Rider; and
h).it is terminated by any Policy provision or additional benefit rider provision.
The rider is only available at Policy issuance.
Primary Insured Rider
This rider provides term life insurance on the life of the insured. This is a fixed dollar benefit in an amount set forth in your Policy. This rider is only available at Policy issuance.
Coverage under this rider will terminate on the earliest of: (a) the monthly anniversary date on or next following receipt of your written request for coverage to end; (b) the date the Policy terminates for reasons other than the Primary Insured’s death; and (c) the date of the full exchange of coverage as provided in this rider.
Unless terminated for some other reason, the coverage provided by this rider will terminate on the expiry date shown on the Policy schedule.
This rider is not convertible to another policy, however, you may exchange the coverage under the rider for a Face Amount increase in the same amount under the Policy before the later of the 5th Policy Anniversary and the insured's 65th birthday. There is no additional underwriting for a conversion. The additional layer of Face Amount has the same cost of insurance rates and target premium rates as the original issued Face Amount, and the surrender charge follows the same schedule as if the increased surrender charge was applied at issue.
Additional Insured Rider
This rider provides term life insurance on the life of the insured or on the life of one or more of the immediate family members of the insured. This is a fixed dollar benefit in an amount set forth in your Policy. This rider may be added after Policy issuance.
Coverage under this rider will terminate on the earliest of: (a) the monthly anniversary date on or next following receipt of your written request for coverage to end; (b) the date the Policy terminates for reasons other than the Primary Insured’s death; and (c) the date of the full exchange of coverage as provided in this rider.
Unless terminated for some other reason, the coverage provided by this rider will terminate on the expiry date shown on the Policy schedule.
When this rider covers a life other than the insured it is convertible to a variable universal life Policy available for conversions, under our published rules at the time of conversion. Conversion to a new variable universal life Policy is allowed before the later of the 5th Policy Anniversary and the insured's 65th birthday.

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If this rider covers the insured, it may be exchanged for a Face Amount increase in the same amount under the Policy before the later of the 5th Policy Anniversary and the insured's 65th birthday. There is no additional underwriting for a conversion. The additional layer of Face Amount has the same cost of insurance rates and target premium rates as the original issued Face Amount, and the surrender charge follows the same schedule as if the increased surrender charge was applied at issue.
Child Insurance Rider
This rider provides term life insurance coverage on all the eligible children of the insured under the Policy, until each child reaches age 25. We will pay the term life insurance Death Benefit amount you elect under this rider upon receipt of due proof of death of an insured child. This is a fixed dollar benefit in an amount set forth in your Policy. The rider is available for issue to insured children who are at least 15 days old but not yet 15 years old. This rider may not be available on all Policies. This rider may be added after Policy issuance.
The rider terminates at the earliest of: (a) the 25th birthday of last insured child included in rider coverage; (b) the Policy Anniversary date following age 65 of the Primary Insured; and (c) the termination date of the base Policy.
If the Primary Insured dies while the rider is in force, rider benefits become paid up.
This rider is convertible to individual life policies (except for term coverage) available for conversions, under our published rules at the time of conversion. Conversion must occur within 31 days of the earlier of the first Policy Anniversary on or after the child's 25th birthday and the rider termination date.
Accelerated Benefit Rider
This rider provides an accelerated Death Benefit of up to 100% of the Eligible Amount if the insured is diagnosed as having a Terminal Condition. A Terminal Condition is an irreversible medical condition that, with reasonable medical certainty, can be expected to result in the insured’s death, notwithstanding appropriate medical care, within twelve months from the date of certification by a Physician. The Eligible Amount is the Death Benefit of the base Policy plus any term insurance rider that is not within 2 years of expiry. The Eligible Amount will be determined as of the date we approve your written request for the Benefit.
The payment of any accelerated benefit is subject to the following conditions:
•No accelerated benefit is payable when a Death Benefit is less than 2 years prior to expiry.
•The payment of a Benefit must be approved in writing, in a form acceptable to us, by an irrevocable beneficiary and any collateral assignee. At our discretion, we may require written approval from any other party whom we believe has a potential interest in the proceeds of this Policy.
•You are not eligible for this Benefit if: (a) you are required by law to use this Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or (b) you are required by a government agency to use this Benefit in order to apply for, obtain, or otherwise keep a government benefit.
•No Benefit is available if an insured’s Terminal Condition results from a self-inflicted injury and such injury occurs within a two year period following the Policy Date. If such injury occurs beyond such period, the amount that may be requested with respect to such insured may not include any part of the Death Benefit that was first effective within such two year period prior to such injury.
The Benefit will be paid in a lump sum and must be at least $2,500. The maximum amount you may accelerate under this rider prior to the insured’s death is $500,000. The accelerated payment will be discounted for twelve months’ interest, and will be reduced by any outstanding Policy loans. The interest rate discount will be equal to the lesser of: (1) the rate set out by the Internal Revenue Code; (2) the rate according to state law that is the adjustable Policy loan interest rate; and (3) 10%. There is no charge for this rider, but an administrative fee (not to exceed $300) will be charged at the time the benefit is paid.
If the accelerated benefit is equal to the Death Benefit, the Policy or the rider terminates. Any riders on the terminated Policy that provide insurance on the life of any other person will be administered according to the provisions concerning death of the Primary Insured.
If only a portion of the Eligible Amount is requested as the Benefit, this Policy will remain in force. The Face Amount, loan amount and surrender value will be reduced by the Benefit Percentage. The Policy Value will be reduced by the same amount as the Cash Value. The Policy Value in each Sub-Account, if any, will be reduced on a Pro Rata Basis. The cost of insurance and minimum premium will be reduced as if a loan repayment, a withdrawal and a Face Amount decrease were made to the Policy. These reductions will be made as of the date we approve the written request for the Benefit. The Face Amount of the Policy or rider that will remain after a partial benefit payment is made must be at least the minimum Face Amount required under the Policy or rider.
If partial acceleration is requested on a rider form, the Death Benefit and premium or monthly deduction are reduced by the acceleration ratio. If the acceleration is on a Child Insurance Rider, and there are other children covered, no decrease in monthly deductions occurs, and the Death Benefit is decreased only for the child for which the request is made.
A new Policy schedule showing the new Death Benefit, new premium and new guaranteed Cash Values, if any, will be sent to the Policy Owner.
This rider ends on the earlier of: (a) the termination of the Policy to which this rider is attached; and (b) our receipt, prior to the payment of a Benefit, of your written request in a form acceptable to us to cancel this rider.
The Accelerated Benefit Rider which forms a part of the Policy should be consulted for details regarding eligibility for, and the terms and limitations of, the benefit. We can also furnish further information about the amount of the benefit available to you under your Policy. The Accelerated Benefit Rider is automatically added to Policies in issue states in which the rider is approved.

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The example below is for a Policy with a $100,000 Face Amount and a Death Benefit Type A. The example assumes: (1) a discount rate of 4%; (2) an outstanding Policy loan of $2,500; and (3) an administrative fee of $50 has been deducted.

	Policy Values Before Acceleration	Policy Values After 50% Acceleration	Policy Values After 100% Acceleration
Death Benefit	$100,000	$50,000	$0
Policy Value	$10,000	$5,500	$0
Surrender Charge	$1,000	$1,000	$0
Policy Loan	$2,500	$1,250	$0
Cash Surrender Value	$6,500	$3,250	$0

	Benefit Accelerated	$50,000	$100,000
	12 Month Discount	$1,923.08	$3,846.15
	Loan Repayment Required	$1,250	$2,500
	Administration Fee	$50	$50
	Net Accelerated Benefit	$46,776.92	$93,603.85
REQUIREMENTS FOR ISSUANCE OF A POLICY
Application for a Policy
To purchase a Policy you must submit an Application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of insured's age 80 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an Application for any reason. No change in the terms or conditions of a Policy will be made without your consent. The minimum initial premium is the amount required to keep the Policy in force for one month, but not less than $25.
Policy Date
Your Policy will be effective on the Policy Date only after we receive all outstanding delivery requirements and the initial premium payment. The Policy Date is the date used to determine all future cyclical transactions on the Policy, such as Monthly Activity Date and Policy Years.
PREMIUMS
You have considerable flexibility as to when and in what amounts you pay premiums under your Policy. Prior to Policy issue, you choose a Planned Premium, within a range determined by us. Your Planned Premium is generally an estimated premium which would keep your Policy in force until the insured person reaches age 65, or for 5 years if the insured person is older than age 60. We will send you premium notices for Planned Premiums. Such notices may be sent on an annual, semi-annual or quarterly basis. You may also have premiums automatically deducted monthly from your checking account. When we receive scheduled or regular premium payments from you through pre-authorized transactions such as, checking deduction (ACH), payroll deduction or through a government allocation arrangement, a summary of these transactions will appear on your annual statement and you will not receive a confirmation statement after each transaction. The Planned Premiums and payment mode you select are shown on your Policy Specifications Pages. You may change the Planned Premiums, subject to our minimum amount rules then in effect.
After the first premium has been paid, your subsequent premium payments are flexible. The actual amount and frequency of payment will affect the Policy Value and could affect the amount and duration of insurance provided by the Policy. Your Policy may lapse if the value of your Policy becomes insufficient to cover the Monthly Deduction Amounts. In such case you may be required to pay additional premiums in order to prevent the Policy from terminating. See LAPSE AND REINSTATEMENT.
You may pay additional premiums at any time, subject to the following limitations:
•The minimum premium that we will accept is $25 or the amount required to keep the Policy in force.
•We reserve the right to require evidence of insurability for any premium payment that results in an increase in the Death Benefit greater than the amount of the premium.
•We reserve the right to refund any excess premiums that would cause the Policy to fail to meet the definition of life insurance under the Internal Revenue Code.*
•We will return any excess premium to you if it will cause the Policy to become a Modified Endowment Contract and request further instructions.*
•Any premium payment in excess of $1,000,000 is subject to our approval.
*If the excess premium can be applied within 30 days of receipt and not cause a Modified Endowment Contract or failure to meet the definition of life insurance, we will hold the excess without interest and apply it on such date.
In some cases, applying a subsequent premium payment in a Policy Year could result in your Policy becoming a Modified Endowment Contract. See TAXES section for additional information on Modified Endowment Contracts. If we receive a subsequent premium payment that would cause the Policy to become a Modified Endowment Contract, we will follow these procedures:

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•If the premium is received more than 20 calendar days prior to the Policy Anniversary date or if it is greater than your Planned Premium, we will apply the premium to the Policy. We will notify you in writing that your Policy has become a Modified Endowment Contract and provide you with the opportunity to correct the Modified Endowment Contract status as specified in the notice. You have 2 weeks from the date of the notice to respond.
•If we receive the premium within 20 calendar days prior to the Policy Anniversary date and it is less than or equal to the Planned Premium, the premium payment will be considered not in Good Order. We will hold the payment without interest and credit it to the Policy on the Policy Anniversary date. If the Policy Anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy Anniversary. The owner will be notified of our action after the premium payment has been credited.
These procedures may not apply if there has been a material change to your Policy that impacts the 7-pay limit or 7-pay period because the start of the 7-pay year may no longer coincide with your Policy Anniversary.
In some cases, applying a subsequent premium payment in a Policy Year could cause your Policy to fail the definition of life insurance. If we receive a subsequent premium payment that would cause the Policy to fail the definition of life insurance, the premium payment will be considered not in Good Order and we will follow these procedures:
•If the premium is received more than 20 calendar days prior to the Policy Anniversary date or if it is greater than your Planned Premium, we will return the excess premium payment to you and await further instructions.
•If we receive the premium within 20 calendar days prior to the Policy Anniversary date and it is less than or equal to the Planned Premium, we will hold the payment without interest and credit the premium payment on the Policy Anniversary date. If the Policy Anniversary date is not a Valuation Date, the payment will then be credited on the next Valuation Date following the Policy Anniversary. The owner will be notified of our action after the premium payment has been credited.
How to send premium payments:
Mail
You may send premium payments to either of the following addresses:

To the following lockbox address: Union Security Insurance Company P.O. Box 9001970 Louisville, KY, 40290-1970	To our Individual Life Operations Center at: Union Security Insurance Company P.O. Box 305034 Nashville, TN, 37230-5034
Wire
You may also arrange to pay your premium payments by wire. To wire payments call 800-231-5453.
Mailed premium payments not sent to either of the addresses stated above will be considered not in Good Order. We will reroute the payment and apply it on the Valuation Date when it is received at the correct location and is determined to be in Good Order.
Allocation of Premiums
During the Application process, you choose how you want to allocate your initial Net Premium among the Sub-Accounts and the General Account on the premium allocation form. Any Net Premium received by us in Good Order prior to the end of the Right to Examine Period, will be allocated to the money market Sub-Account based on the next computed value of the money market Sub-Account. Upon the expiration of the Right to Examine Period, we will automatically allocate the value in the money market Sub-Account to the General Account (if applicable) and the Sub-Accounts according to your premium allocation instructions.
Any premiums we receive prior to the issuance of the Policy will be held in a non-interest bearing suspense account during the underwriting process. With respect to any initial premium payment received before the Policy Date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period. After the Policy is issued, premium payments are not applied to the Policy until they are received in Good Order at our Payment Office or received by us via wire.
For subsequent Net Premium payments, you may send allocation instructions to our Service Office in accordance with our then current procedures. If you make a subsequent premium payment and do not provide us with allocation instructions, we will allocate the premium payment among the Sub-Accounts and the General Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt by us in Good Order and will apply only to premium payments received on or after that date. Subsequent premium payments received by us in Good Order will be credited to your Policy based on the next computed value of a Sub-Account following receipt of your premium payment. Net Premiums allocated to the General Account will be credited to your Policy on the day business day they are received.
The percentage you allocate to each Sub-Account and/or the General Account must be in whole percentages.
You will receive several different types of notifications as to what your current premium allocation is. Each transaction confirmation received after we receive a premium payment will show how a Net Premium has been allocated. Additionally, each quarterly statement summarizes the current premium allocation in effect for your Policy.
If your most recent premium allocation instructions include a Fund ("merging Fund") that has been merged into another Fund ("surviving Fund") and we do not receive alternative instructions, we will allocate the premium among the Sub-Accounts and the

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General Account based on your most recent allocation instructions, except that we will apply the premium that would have been allocated to the merging Fund to the surviving Fund. If your most recent premium allocation instructions include a Fund that has been liquidated, generally, unless we receive alternative instructions, we will automatically amend your allocation instructions to replace the liquidated Fund with the money market Sub-Account.
Accumulation Units
Net Premiums allocated to the Sub-Accounts are used to credit accumulation units to such Sub-Accounts. The number of accumulation units in each Sub-Account to be credited to a Policy and the amount to be credited to the General Account will be determined, first, by multiplying the Net Premium by the appropriate allocation percentage in order to determine the portion of Net Premiums or transferred Policy Value to be invested in the General Account or the Sub-Account. Each portion of the Net Premium or transferred Policy Value to be invested in a Sub-Account is then divided by the accumulation unit value in a particular Sub-Account next computed following its receipt. The resulting figure is the number of accumulation units to be credited to each Sub-Account.
The accumulation unit value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the accumulation unit value of the particular Sub-Account on the preceding Valuation Day by the net investment factor for that Sub-Account for the Valuation Period then ended. The net investment factor for each of the Sub-Accounts is equal to the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share amount of any dividend or capital gain distributions by that Fund in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. From this amount, the premium tax charge assessed during the Valuation Period is then subtracted.
All valuations in connection with a Policy, e.g., with respect to determining Policy Value, in connection with Policy loans, or in calculation of Death Benefits, or with respect to determining the number of accumulation units to be credited to a Policy with each premium payment other than the initial premium payment will be made on the date the request or payment is received by us in Good Order at the appropriate Payment Office or Service Office, provided such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day. Requests for Sub-Account transfers or premium payments received on any Valuation Day in Good Order after the close of the New York Stock Exchange ("NYSE") or a non-Valuation Day will be invested on the next Valuation Day.
Transfers And Restrictions On Transfers
You may transfer amounts among the General Account and the Sub-Accounts subject to a charge described below. You may request transfers in writing or by calling us at 800-231-5453. Transfers by telephone may also be made by your authorized agent of record or other authorized representative. Telephone transfers may not be permitted in some states. We will not be responsible for losses that result from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requiring callers to provide certain identifying information. All transfer instructions communicated to us by telephone are tape recorded.
You may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Policy Value among the Funds available in your Policy. Your transfer request will be processed as of the end of the Valuation Day that it is received in Good Order at our Service Office. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What Happens When You Request a Sub-Account Transfer?
Many Policy Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Policy Owners allocate premium payments to Sub-Accounts, and others request surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Policy Owners’ "transfer out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or premium payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Policy Owners’ "transfer in" requests.
In addition, many of the Funds that are available as investment options in our variable life policies are also available as investment options in variable annuity contracts, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and Policy Owners in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the price you pay for or receive upon the purchase or sale of an investment option. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer out (redemption) requests and surrenders of a stock Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Policy Owners and the owners of other products offered by us, want to transfer in (purchase) an amount equal to $300,000 of that same

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Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
Are There Any Charges for Transfers Among Sub-Accounts?
Under the Policy, we have the right to assess an administrative transfer fee of up to $25 per transfer after the first transfer you make in any month. We are currently not assessing an administrative transfer fee.
What Restrictions Are There on your Ability to Make a Sub-Account Transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Policy Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer”, however, you cannot transfer the same Policy Value more than once a Valuation Day.
For Example:
•If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.
•If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day’s transfer activity would count as one Sub-Account transfer.
•Conversely, if you have $10,000 in Policy Value distribution among 10 different Sub-Accounts and you request to transfer the Policy Value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.
•However, you cannot transfer the same Policy Value more than once in one day. That means if you have $10,000 in a money market Sub-Account and you transfer all $10,000 into a stock Sub-Account, on that same day you could not then transfer the $10,000 out of the stock Sub-Account into another Sub-Account.
Second, you are allowed to submit a total of 20 Sub-Account transfers each Policy Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet, telephone, same day mail or courier service. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests (and any trade cancellation requests) in writing through U.S. Mail or overnight delivery service. For example, Voice Response Unit, Internet, same day mail service or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we may send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Policies (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase this Policy if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Policy if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies
Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to assist a Fund, to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other Funds within that Fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in Good Order.
In certain circumstances, Fund trading policies do not apply or may be limited. For instance:
•Certain types of financial intermediaries may not be required to provide us with shareholder information.
•“Excepted Funds” such as money market Funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.
•A Fund can decide to exempt categories of Policy Owners whose Policies are subject to inconsistent trading restrictions or none at all.

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•Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Policy; or (iv) as a result of payments such as loan repayments, scheduled premium payments, scheduled withdrawals or surrenders, retirement plan premium payments.
Possibility of Undetected Abusive Trading or Market Timing
We may not be able to detect or prevent all abusive trading activities. For instance,
•Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.
•Certain forms of variable life insurance policies, variable annuity products and types of Funds may be attractive to market timers. We cannot provide assurances that we will be capable of addressing possible abuses in a timely manner.
•Our policies apply only to individuals and entities that own or are Policy Owners under this Policy. However, the Funds that make up the Sub-Accounts of this Policy are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.
•In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Policy. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.
How are you affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Policy. This may also lower the Death Benefit paid to your beneficiary.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Policy Owner to provide the information. If the Policy Owner does not provide the information, we may be directed by the Fund to restrict the Policy Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Policy will also be precluded from further purchases of Fund shares.
Limitations on Transfers from the General Account
Except for transfers made under the Dollar Cost Averaging Program, you may only make one transfer out of the General Account each year, and the transfer may not be for more than 50% of the General Account value, excluding loans. However, if the value of the General Account is less than $1,000, the entire amount may be transferred from the General Account to the Separate Account. As a result of these restrictions, it can take several years to transfers amounts from the General Account to the Sub-Accounts.
Dollar Cost Averaging
You may elect to allocate your Net Premiums among the Sub-Accounts and the General Account pursuant to the Dollar Cost Averaging ("DCA") Program. The DCA Program allows you to regularly transfer an amount you select from the General Account or any Sub-Account into a different Sub-Account. Amounts will be transferred monthly to the other investment choices in accordance with your allocation instructions. The dollar amount will be allocated to the investment choices that you specify, in the proportions that you specify. If, on any transfer date, your Policy Value allocated to the DCA Program is less than the amount you have elected to transfer, your DCA Program will terminate.
You may cancel your DCA election by notice in writing or by calling us at 800-231-5453. We reserve the right to change or discontinue the DCA Program.
The main objective of a DCA Program is to minimize the impact of short-term price fluctuations. The DCA Program allows you to take advantage of market fluctuations. Since the same dollar amount is transferred to your selected investment choices at set intervals, the DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, a lower average cost per accumulation unit may be achieved over the long term. However, it is important to understand that the DCA Program does not assure a profit or protect against investment loss.

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Asset Rebalancing
This feature allows you to automatically rebalance Sub-Account assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Sub-Accounts X and Y is split 40% and 60%, respectively, and investment results cause that split to change. You may instruct that those assets be rebalanced to your original or different allocation percentages. Asset rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the NYSE is open on that date. If the NYSE is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date. The General Account cannot participate in this administrative procedure. If auto-rebalancing involves allocating to a Sub-Account that became closed to additional investments, the auto-rebalancing feature will be turned off. Currently, a transfer that occurs under the asset rebalancing feature is not counted towards the 20 transfers permitted each Policy Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
POLICY VALUE
Each Policy will have a Policy Value. There is no minimum guaranteed Policy Value.
The Policy Value of a Policy changes on a daily basis and will be computed on each Valuation Day. The Policy Value will vary to reflect the investment experience of the Sub-Accounts, the interest credited to the General Account and the Loan Account, and the Monthly Deduction Amounts, Net Premiums paid, and any withdrawals taken.
A Policy’s Policy Value is related to the net asset value of the Funds associated with the Sub-Accounts, if any, to which Net Premiums on the Policy have been allocated. The Policy Value in the Sub-Accounts on any Valuation Day is calculated by, first, multiplying the number of accumulation units in each Sub-Account as of the Valuation Day by the then current value of the accumulation units in that Sub-Account and then totaling the result for all of the Sub-Accounts. See Accumulation Units.
A Policy’s Policy Value equals the Policy’s value in all of the Sub-Accounts, the General Account, and the Loan Account. A Policy’s Cash Value is equal to the Policy Value less any applicable surrender charges. A Policy’s Cash Surrender Value, which is the net amount available upon surrender of the Policy, is the Cash Value less any Indebtedness.
Loans
At any time while the Policy is in force and has a Cash Surrender Value, you may obtain a loan from us, subject to certain terms. We will hold the Policy as sole security for repayment of any such loans taken. We may defer granting a loan, for the period permitted by law but not more than six months, unless the loan is to be used to pay premiums on any Policies you have with us. There is no minimum loan amount.
Unless you specify otherwise, all loan amounts will be transferred on a Pro Rata Basis from the General Account and each of the Sub-Accounts to the Loan Account.
If total Indebtedness equals or exceeds the Cash Value on any Monthly Activity Date, the Policy will then go into default. See LAPSE AND REINSTATEMENT.
You can repay all or any part of a loan at any time while your Policy is in force and the insured is alive. The amount of your Policy loan repayment will be deducted from the Loan Account. It will be allocated among the General Account and Sub-Accounts in the same percentage as premiums are allocated.
A loan, whether or not repaid, will have a permanent effect on your Policy Value and Death Benefit. This effect occurs because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. In addition, the rate of interest credited to the General Account will usually be different than the rate credited to the Loan Account. The longer a loan is outstanding, the greater the effect on your Policy Value is likely to be. Therefore, it is generally advisable to use any premium payments made to the Policy while a loan is outstanding to repay the loan. Such effect could be favorable or unfavorable. If the General Account and the Sub-Accounts earn more than the annual interest rate for funds held in the Loan Account, your Policy Value will not increase as rapidly as it would have had no loan been made. If the General Account and the Sub-Accounts earn less than the Loan Account, then your Policy Value will be greater than it would have been had no loan been made. Additionally, if not repaid, the aggregate amount of the outstanding Indebtedness will reduce the death proceeds and the Cash Surrender Value otherwise payable.
Any amounts in the Loan Account will be credited with interest at an effective annual rate of 4%.
Interest will accrue daily on the Indebtedness at the Policy loan rate of not more than 7%. Because the interest charged on Indebtedness may exceed the rate credited to the Loan Account, the Indebtedness may grow faster than the Loan Account. If this happens, any difference between the value of the Loan Account and the Indebtedness will be transferred on each Policy Anniversary or on the date of any loan transaction from the General Account and Sub-Accounts to the Loan Account on a Pro Rata Basis.
We will charge interest at a reduced rate of 4% on one Policy loan of up to 10% of the Cash Surrender Value in each Policy Year if:
a).the Cash Surrender Value is at least $10,000; or
b).the Policy has been in force for 10 years.
The 10% limitation is raised to 15% for such loans obtained in Policy Years in which the insured is 59½ or older. Interest charged and credited may vary by state, see APPENDIX B for details.

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Withdrawals
Each year after the first Policy Year, you may withdraw part of your Policy’s Cash Surrender Value. Withdrawals may be subject to a transaction fee. See Transaction Fees. You may request a withdrawal on our Partial Withdrawal Form. The minimum withdrawal allowed is $250, although we may raise this minimum to $1,000. If the Death Benefit option then in effect is Option A, the Face Amount will be reduced by the amount of any partial withdrawal. Unless specified, the withdrawal will be deducted on a Pro Rata Basis from the General Account and the Sub-Accounts. We will not permit a withdrawal if it would cause your Policy to fail to qualify as life insurance under the tax laws. Any time after the first Policy Year, you may make a withdrawal only if your total premium payments to date equal or exceed the sum of 12 recommended monthly minimum premiums for the initial Face Amount of your Policy. A similar restriction applies after a requested increase in your Face Amount.
Surrender of a Policy
Provided your Policy has a Cash Surrender Value, you may surrender your Policy to us. In such case you may be subject to a surrender charge. We will pay you the Cash Surrender Value. Our liability under the Policy will cease as of the date we receive your request in writing at our Service Office, or the date you request your surrender, (our current administration rules allow a Policy Owner to designate a future surrender date, no more than ten calendar days from the date we receive the request) whichever is later. See Surrender Charge.
When Proceeds Are Paid
We will pay death proceeds, Cash Surrender Values, partial withdrawals, and loan amounts allocable to the Sub-Accounts within seven calendar days of our receipt of a Good Order request, unless the NYSE is closed for other than a regular holiday or weekend, trading is restricted by the SEC, the SEC declares that an emergency exists or the SEC by order permits the postponement of payment to protect Policy Owners.
State law allows us to defer payment of any Cash Surrender Values, withdrawals and loan amounts which are not attributable to the Sub-Accounts for up to six months from the date of the request. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis. If we defer payment for more than 30 days, we will pay you interest.
LAPSE AND REINSTATEMENT
If the Guaranteed Death Benefit is not available, the Policy will go into default on any Monthly Activity Date if the Cash Surrender Value is not sufficient to cover the Monthly Deduction Amount or if total Indebtedness equals or exceeds the Cash Value.
If the Policy goes into default, we will send you a lapse notice warning you that the Policy is in danger of terminating. That lapse notice will tell you the minimum premium required to keep the Policy from terminating. This minimum premium equals the amount to pay three Monthly Deduction Amounts plus the Cash Value deficit as of the day the Policy grace period began. That notice will be mailed both to you on the first day the Policy goes into default, at your last known address, and to any assignee of record.
When your Policy is in default, no part of your Policy Value is available to you. Consequently, you are not able to take any loans, withdrawals, or surrenders, make any transfers among the investment options, or change the way in which subsequent premiums are allocated.
We will keep your Policy in force for the 61-day period following the date your Policy goes into default. We call that period the Policy grace period. However, if we have not received the required premiums (specified in your lapse notice) by the end of the Policy grace period, the Policy will terminate. If the insured dies during the grace period, we will pay the Death Benefit reduced by any money you owe us, such as outstanding loans, loan interest or unpaid charges.
Unless the Policy has been surrendered for its Cash Surrender Value, the Policy may be reinstated provided:
•The insured is alive at the end of the grace period and is also alive on the date of reinstatement;
•You make your request in writing within five years from the date the Policy lapsed;
•You submit to us satisfactory evidence of insurability;
•Any Indebtedness existing at the time the Policy was terminated is repaid or carried over to the reinstated Policy; and
•You pay sufficient premium to (1) cover all Monthly Deduction Amounts that are due and unpaid during the grace period; and (2) keep your Policy in force for two months after the date of reinstatement.
The Policy Value on the reinstatement date will reflect:
•the Policy Value at the time of termination; plus
•the Net Premiums derived from premiums paid at the time of reinstatement; minus
•the Monthly Deduction Amounts that were due and unpaid during the Policy grace period; plus
•the surrender charge at the time of termination; plus
•any Indebtedness carried over to the reinstated Policy.
The surrender charge will be based on the duration from the original Policy Date as though the Policy had never lapsed. If this Policy is reinstated, the Incontestable and Suicide Exclusion provisions will go into effect. The contestable period and the suicide exclusion will begin on the date this Policy is reinstated and will be based on the Application taken at that time.

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TAXES
Tax Treatment Of Policy Benefits
This summary provides general information on the federal income tax treatment of the Policy. It is not a complete statement of what the federal income tax impact will be in all circumstances. It is based on current tax law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment As Life Insurance. The Policy must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Policy’s investments. For further information on the diversification requirements, see the Taxation section in the Statements of Additional Information for the Funds.
In order to meet the definition of life insurance rules for income tax purposes, the Policy must satisfy one of the two following tests: (1) the Cash Value Accumulation Test or (2) the Guideline Premium Test. At issue, the Policy Owner chooses which of these two tests will apply to their Policy. This choice cannot be changed thereafter.
The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Policy earnings, and whether or not the Policy is classified as a Modified Endowment Contract.
Changes in your Policy may result in your Policy being considered newly issued and require “re-testing” of a Policy under the Guideline Premium Test using the mandatory Commissioners Standard Ordinary Mortality Tables and prescribed interest rates as of that date.
We believe we have taken adequate steps to ensure that the Policy qualifies as life insurance for tax purposes. Generally speaking, this means that:
a)you will not be taxed on the growth of the Policy Value unless you receive a distribution from the Policy or if the Policy lapses or is surrendered, and
b)the Policy's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes.
Although we believe that the Policy should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes — which will be applied uniformly to all Policy Owners after advance written notice — that we deem necessary to ensure that the Policy will qualify as life insurance or to comply with applicable federal tax law.
The Policy may not qualify as life insurance under federal tax law after the insured has Attained Age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the Policy after the insured reaches age 100.
Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether or not the Policy is classified as a Modified Endowment Contract.
Policies Not Classified as Modified Endowment Contracts
•If you surrender the Policy or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Policy debt. In other words, you will immediately have taxable income to the extent of gain in the Policy. Reinstatement of the Policy after lapse will not eliminate the taxable income which we are required to report to the Internal Revenue Service ("IRS"). The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.
•Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy Years, all or a portion of a withdrawal may be taxed if the Policy Value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.
•Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Policy for the purposes of determining whether a withdrawal is taxable.
•Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax unless the Policy is surrendered or lapsed.
Modified Endowment Contracts
•The rules change if the Policy is classified as a Modified Endowment Contract. The Policy could be classified as a Modified Endowment Contract if premiums substantially in excess of scheduled premiums are paid or a decrease in the Face Amount is made (or a rider removed). The addition of a rider or an increase in the Face Amount may also cause the Policy to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider. We will notify you if a premium or a change in the Face Amount would cause the Policy to become a Modified Endowment Contract and advise you of your options. You should first consult a tax adviser and your life insurance representative if you are contemplating any of these steps.
•If the Policy is classified as a Modified Endowment Contract, then amounts you receive under the Policy before the insured’s death, including loans and withdrawals, are included in income to the extent that the Policy Value before surrender charges

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exceeds the premiums paid for the Policy increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excluded from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Policy became a Modified Endowment Contract.
•Any taxable income on pre-death distributions (including full surrenders) is subject to a 10% additional tax unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the 10% additional tax provision applies to Policies owned by businesses.
•All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.
•Changes in the Policy, including changes in Death Benefits, may require additional testing to determine whether the Policy should be classified as a Modified Endowment Contract.
Investor Control. The tax law limits the amount of control you may have over choosing investments for the Policy. If this “investor control” rule is violated the Policy assets will be considered owned directly by you and lose the favorable tax treatment generally afforded life insurance. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Policy qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Policy Owners and will be made with such notice to affected Policy Owners as is feasible under the circumstances.
Income Tax Withholding. You must affirmatively elect that no income taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to income tax withholding. You are not permitted to elect out of income tax withholding if you do not provide a social security number or other taxpayer identification number, or payment is made outside the United States. You may be subject to penalties under the estimated tax payment rules if your income tax withholding and estimated tax payments are insufficient to cover the income tax due.
Other Tax Considerations. If you transfer or assign the Policy to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Policy to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. In addition, if you transfer your Policy to a foreign person, we are required to provide an information return regarding the transfer to you and the IRS.
Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
Deductions for interest paid or accrued on Policy debt or on other loans that are incurred or continued to purchase or carry the Policy may not be permitted under the tax law.
Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Policy, there are some additional rules. Business Policy Owners generally cannot deduct premium payments. Business Policy Owners generally cannot take tax deductions for interest on Policy debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on Policy loans on Policies for up to 20 key persons. The interest deduction for Policy debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to Policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Internal Revenue Code) at the time the Policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policy owner. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Sales Of Issued Life Insurance Policies To Third Parties. If you sell your Policy to a third party who the insured does not have a substantial family, financial or business relationship with (as defined in the Internal Revenue Code and accompanying Treasury Regulations), then the sale may be considered to be a reportable policy sale.
The purchaser of your Policy in a reportable policy sale is required to submit a Form 1099-LS to us, the IRS and the seller. Once received, we are required to report your Cash Surrender Value and cost basis information with respect to the Policy as of the date of the sale to the IRS and the seller. In addition, if a sale is a reportable policy sale, then all or part of the Death Benefit will be subject to income tax and tax reported by us when paid to the beneficiary.
Tax Qualified Pension Plans
You may have acquired the Policy to fund a pension plan that qualifies for tax favored treatment under the Internal Revenue Code. Such Policies must satisfy the minimum Face Amount requirements outlined in the Policy and can never be less than $10,000. Increases and decreases of the Face Amount may be allowed under the terms of the Policy and are subject to certain conditions. The monthly charge for anticipated mortality costs and illustrated premium is the same for male and female insureds of a particular age and underwriting classification, as required for insurance and annuity policies sold to tax-qualified pension plans. We provided you with illustrations showing premiums and charges if you wished to fund a tax-qualified pension plan. We reserve the right to restrict the availability of certain riders for Policies issued in connection with a tax-qualified pension plan. You should consult a qualified tax

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advisor before purchasing a Policy in connection with a tax-qualified pension plan to confirm, among other things, the suitability of the Policy for your particular plan.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
We will pay company income taxes on the taxable corporate earnings created by this Policy from investments in the Separate Account assets. While we may consider company income taxes when pricing our products, we do not currently include such income and other applicable federal taxes in the tax charges you pay under the Policy. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Policy, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Policy Owners with investments in Separate Account assets because (i) the Policy Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Policy.
DISTRIBUTION AND COMPENSATION
Effective May 1, 2014, Pruco Securities, LLC, ("Pruco Securities") an indirect wholly owned subsidiary of Prudential Financial, acts as the principal underwriter of all Policies offered through this prospectus. Pruco Securities organized as an LLC on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities pays compensation to broker-dealers, financial institutions and other parties (“Financial Intermediaries”) for the sale of the Policies according to schedules in the sales agreements and other agreements reached between us and the Financial Intermediaries. Such compensation generally consists of commissions on a specified amount of premium paid for the Policy.
Your financial professional typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the sale of the Policy, depending on the agreement between your financial professional and his or her firm.
As compensation for selling the Policies, Pruco Securities pays to broker-dealers a commission of up to 106.25% of the premiums paid up to the first twelve recommended monthly minimum premiums, up to 4% of all other premiums paid during the first year of the Policy, up to 3.5% of all such premiums in Policy Years two through six and up to 1.5% of all such premiums in years seven and later. Pruco Securities pays a comparable amount of compensation for any increase of $25,000 or more in the Face Amount of coverage that you request.
LEGAL PROCEEDINGS
We are regularly involved in litigation in the ordinary course of business, both as a defendant and as a plaintiff. We may from time to time be subject to a variety of legal and regulatory actions relating to our current and past business operations. While we cannot predict the outcome of any pending or future litigation, examination or investigation, and although no assurances can be given, we do not believe that any pending matter will have a material adverse effect on our financial condition or results of operations.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner’s ability to make certain transactions and thereby we may refuse to accept any request for transfers, withdrawals, surrenders, or Death Benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.
FINANCIAL STATEMENTS
Our audited statutory-basis financial statements are hereby incorporated by reference into the statement of additional information and should be considered only as bearing upon our ability to meet our obligations under the Policy. The Separate Account's audited financial statements are also hereby incorporated by reference into the statement of additional information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, by telephoning 202-551-8090, or by emailing PublicInfo@SEC.gov, upon payment of a prescribed fee.

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To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Policy Owner that resides in the household. You should be aware that you can revoke or opt out of householding at any time by calling 800-231-5453.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, we deliver this prospectus to Policy Owners that reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Policy Owners while outside of the United States.
You may contact us for further information at the address and telephone number on the back cover of this prospectus.

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APPENDIX A: Funds Available Under the Policy
The following is a list of Funds available under the Policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.prudential.com/hig-funds. You can also request this information at no cost by calling 800-231-5453. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Policy may be purchased or sold.
The current expense and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2024
			1 year	5 year	10 year
Large-Cap Blend	BlackRock S&P 500 Index V.I. Fund (Class I) - BlackRock Advisors, LLC	0.14%	24.83%	14.38%	12.89%
Money Market	[1]Fidelity® VIP Government Money Market Portfolio (Service Class) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.35%	5.00%	2.27%	1.54%
Large-Cap Blend	Hartford Balanced HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.66%	11.21%	8.09%	7.75%
Large-Cap Blend	[2]Hartford Capital Appreciation HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.67%	21.19%	11.50%	10.61%
Large-Cap Growth	Hartford Disciplined Equity HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.59%	25.37%	12.79%	12.70%
Large-Cap Value	Hartford Dividend and Growth HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.66%	12.67%	10.75%	10.55%
Global/International	Hartford International Opportunities HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.77%	8.40%	5.18%	5.50%
Mid-Cap Blend	Hartford MidCap HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.74%	6.28%	4.91%	8.27%
Small-Cap Growth	Hartford Small Cap Growth HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.65%	13.12%	5.84%	7.89%
Large-Cap Blend	Hartford Stock HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.51%	8.74%	9.25%	10.43%
Fixed Income	Hartford Total Return Bond HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.52%	2.33%	0.28%	1.97%
Fixed Income	Hartford Ultrashort Bond HLS Fund (Class IA) - Hartford Funds Management Company, LLC / Wellington Management Company LLP	0.45%	5.20%	2.26%	1.78%
1 In a low interest rate environment, yields for money market Funds, after deduction of Policy charges may be negative even though the Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Policy Value to a money market Sub-Account or participate in an asset allocation program where Policy Value is allocated to a money market Sub-Account, that portion of your Policy Value may decrease in value.
2 Closed to all premium payments and transfers of Account Value for all Policies issued on or after May 2, 2005.
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APPENDIX B: State Availability Or Variations Of Certain Features And Riders

State	Feature or Rider	Availability or Variation
AL	Cost of Living Adjustment Rider	The Cost of Living Adjustment Rider is not available.
CO	Accelerated Benefit Rider	No Benefit is available if an insured’s Terminal Condition results from a self-inflicted injury and such injury occurs within a one year period following the Policy Date. If such injury occurs beyond such period, the amount that may be requested with respect to such insured may not include any part of the Death Benefit that was first effective within such one year period prior to such injury.
	Suicide Exclusion	If, within one year from the date of issue, the insured dies by suicide, while sane or insane, our liability will be limited to the premiums paid less Indebtedness and less any withdrawals. If, within one year from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the insured dies by suicide, while sane or insane, our liability with respect to such increase, will be limited to the cost of insurance for the increase.
MA	Additional Insured Rider	The Additional Insured Rider is not available.
	Guaranteed Death Benefit	The Guaranteed Death Benefit is only available for the first 5 Policy Years.
	Guaranteed Death Benefit Charge	There is no charge for the Guaranteed Death Benefit.
	Loans	Interest will accrue daily on the Indebtedness at the Policy loan rate of not more than 6%.
	Primary Insured Rider	The Primary Insured Rider is not available.
MD	Guaranteed Death Benefit	The Guaranteed Death Benefit is referred to as the No Lapse Guarantee.
	Guaranteed Death Benefit Charge	There is no charge for the Guaranteed Death Benefit.
MN	Accelerated Benefit Rider	The rider will automatically be attached to all new issues except for insureds age 65 and over in MN. The rider will be attached after the first Policy Anniversary for MN insureds aged 65 or over at issue.
MO	Suicide Exclusion	We will pay the proceeds of this Policy if the insured commits suicide unless: (1) we can show that the insured intended to commit suicide when he or she applied for this Policy; and (2) the suicide occurred within two years of the Policy Date. If these two conditions are met, we will pay only the amount of the premiums paid, less any loans, withdrawals and interest due.
ND	Accelerated Benefit Rider	No Benefit is available if an insured’s Terminal Condition results from a self-inflicted injury and such injury occurs within a one year period following the Policy Date. If such injury occurs beyond such period, the amount that may be requested with respect to such insured may not include any part of the Death Benefit that was first effective within such one year period prior to such injury.
ND	Suicide Exclusion	If, within one year from the date of issue, the insured dies by suicide, while sane or insane, our liability will be limited to the premiums paid less Indebtedness and less any withdrawals. If, within one year from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the insured dies by suicide, while sane or insane, our liability with respect to such increase, will be limited to the cost of insurance for the increase.
NJ	Suicide Exclusion	If, within two years from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the insured dies by suicide, while sane or insane, our liability with respect to such increase, will be limited to the cost of insurance and any applicable per $1,000 charge as shown in the Policy schedule for the increase.
TX	Guaranteed Death Benefit Charge	There is no charge for the Guaranteed Death Benefit.
	Guaranteed Death Benefit	If the Guaranteed Death Benefit terminates because the required premium is not paid by the end of the Guaranteed Death Benefit Grace Period AND the Policy terminates within 90 days of the Guaranteed Death Benefit termination date, then the remaining amount of the Guaranteed Death Benefit may be reinstated at the same time this Policy is reinstated as long as all premiums in arrears are paid.
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VA	Suicide Exclusion	If, within two years from the effective date of any increase in the Face Amount for which evidence of insurability was obtained, the insured dies by suicide, while sane or insane, our liability with respect to such increase, will be limited to the cost of insurance along with any asset based charge and premium expense charge on such amount as shown in the Policy schedule for the increase.
VT	Accelerated Benefit Rider	The Accelerate Benefit Rider is not available.

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GLOSSARY: Definitions Of Special Terms Used In This Prospectus
1933 Act: Refers to the Securities Act of 1933, as amended.
1940 Act: Refers to the Investment Company Act of 1940, as amended.
Application: A form or set of forms that must be completed and signed by the prospective Policy Owner and each insured before we can issue a Policy.
Attained Age: The insured's age on the Policy Date plus the number of years since then.
Cash Surrender Value: The Cash Value less all Indebtedness.
Cash Value: The Policy Value less any applicable surrender charges.
Company (Issuing Company): Union Security Insurance Company. The name of the company that issues your Policy appears on the Policy.
Death Benefit: While the Policy is in force and when the insured dies, this is the amount we will pay, assuming no Indebtedness.
Eligible Amount: The current Death Benefit of the Policy and any term insurance rider covering the insured attached to the Policy that is not within two years of expiry.
Face Amount: An amount we use to determine the Death Benefit. On the Policy Date, the Face Amount equals the initial Face Amount shown in your Policy. Thereafter, it may change under the terms of the Policy.
Funds: The registered open-end management companies in which assets of the Separate Account may be invested. The Funds are offered exclusively as investment choices in variable insurance products issued by life insurance companies. They are not offered or made available directly to the public. These Funds may contain different investments than the similarly named mutual funds offered by the money manager; therefore, investment results may differ. Fund holdings and investment strategies are subject to change. Investments in some Funds may involve certain risks and may not be appropriate for all investors.
General Account: An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 4%.
Good Order: An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Guaranteed Death Benefit: A Policy feature that guarantees your Policy will not lapse regardless of Policy Value as long as you meet the requirements of the guarantee.
Guaranteed Death Benefit Period: The length of time that the Guaranteed Death Benefit is available.
Indebtedness: All loans taken on the Policy, plus any interest due or accrued minus any loan repayments.
Internal Revenue Code: The Internal Revenue Code of 1986, as amended from time-to-time and the regulations promulgated thereunder.
Loan Account: An account established for any amounts transferred from the General Account and Sub-Accounts as a result of loans. The amounts in the Loan Account are credited with interest and are not subject to the investment experience of any Sub-Accounts.
Monthly Activity Date: The Policy Date and the same date in each succeeding month as the Policy Date. However, whenever the Monthly Activity Date falls on a date other than a Valuation Day, the Monthly Activity Date will be deemed to be the next Valuation Day.
Monthly Deduction Amount: The amount we will deduct each month from your Policy Value to pay for the benefits provided by your Policy.
Net Amount at Risk: The difference between the Death Benefit and the Policy Value.
Net Premium: The amount of premium credited to Policy Value. It is premium paid minus the premium tax charge.
Payment Office: The office at which we process premium payments, loan payments, and payments to bring your Policy out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office. For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Policy out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day; or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Physician: A Physician is a medical doctor or osteopath in the jurisdiction in which the diagnosis or prognosis is rendered who is performing an act within the scope of his or her license, and is qualified to treat the type of condition stated. This person may not be yourself, an insured or a member of either family. We reserve the right to obtain a second medical opinion at our expense. The opinion of our Physician will control in the event of conflicting opinions.
Planned Premium: The amount that the Policy Owner intends to pay.
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Policy: A legal contract between the Policy Owner and Union Security Insurance Company that provides a Death Benefit payable to the beneficiary upon death of the insured in accordance with the Policy.
Policy Anniversary: The same date as the Policy Date in each later year.
Policy Date: The date the Policy is effective, as specified in the Policy.
Policy Owner: The owner or entity named as such in the Application whom has all the rights stated in this Policy while the insured is living. You, your.
Policy Value: The total of all amounts in the General Account, Loan Account and Sub-Accounts.
Policy Year: A year that starts on the Policy Date or on a Policy Anniversary.
Primary Insured: The "proposed insured 1" named in the Application.
Pro Rata Basis: An allocation method based on the proportion of the Policy Value in the General Account and each Sub-Account.
Separate Account: An account which has been established by us to separate the assets funding the variable benefits for the class of contracts to which the Policy belongs from our other assets. Union Security Insurance Company Variable Account C (the “Account” or the “Registrant”).
Service Office: The office at which we process several types of service requests, including allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Your correspondence will be picked up at the address provided on your service request form and then delivered to our Service Office. For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day; or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Sub-Account: The subdivisions of the Separate Account.
Valuation Day: The date on which a Sub-Account is valued. This occurs every day the NYSE is open for trading.
Valuation Period: The time span between the close of trading on the NYSE from one Valuation Day to the next.
We, us, our: Union Security Insurance Company or Prudential Insurance Company of America in its capacity as administrator, as the case may be.
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Where You Can Find More Information
The statement of additional information ("SAI") is incorporated by reference, therefore is legally a part of this prospectus, and both are filed with the SEC under the Securities Act of 1933, Registration No. 333-69327. The SAI contains reports and additional information about the Union Security Insurance Company Variable Account C. The SEC maintains a website (http://www.sec.gov) that contains reports and other information about the Union Security Insurance Company Variable Account C. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: PublicInfo@SEC.gov.
You can call us at 800-231-5453 to ask us questions, request information about the Policy, and obtain copies of the SAI and personalized illustrations or other documents without charge. You can also view the SAI located with the prospectus at www.policyowner-services.com/productperformance, or request a copy by writing to us at: Union Security Insurance Company, P.O. Box 305034, Nashville, TN 37230-5034.

EDGAR Class/Contract Identifier: C000008022
Investment Company Act of 1940: Registration No. 811-04613

STATEMENT OF ADDITIONAL INFORMATION

WALL STREET SERIES VULTM
UNION SECURITY INSURANCE COMPANY VARIABLE ACCOUNT C
UNION SECURITY INSURANCE COMPANY

ADMINISTERED BY:
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
751 BROAD STREET
NEWARK, NJ 07102
TELEPHONE: 800-231-5453

This statement of additional information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus. To obtain a prospectus, call us at 800-231-5453 or go to www.policyowner-services.com/productperformance.
The date of this statement of additional information and of the related prospectuses is May 1, 2025.
Union Security Insurance Company no longer offers these Policies for sale.

GENERAL INFORMATION AND HISTORY
Description of Union Security Insurance Company
Union Security Insurance Company ("Union Security", "the Company", “us”, "we", or "our") is a stock life insurance company formed in 1910 and organized under the laws of the State of Iowa. It is licensed to sell life, health and annuity insurance in the District of Columbia and in all states except New York. Our corporate offices are located at 5910 Mineral Point Rd, Madison, Wisconsin 53705.

Union Security Insurance Company Variable Account C
We have established as a Separate Account, the Union Security Insurance Company Variable Account C (the “Account” or the “Registrant”) to hold the assets that are associated with the Policies. The Account was established on March 13, 1986 under Minnesota law and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a “Separate Account” under the federal securities laws.
Title to the assets of the Separate Account is held by Union Security. The assets are kept physically segregated and are held separate and apart from Union Security's general corporate assets. Records are maintained of all purchases and redemptions of Fund shares held in each of the Sub-Accounts.

Control of Union Security Insurance Company
Union Security is an indirect wholly owned subsidiary of CMFG Life Insurance Company (“CMFG Life”), an Iowa life insurance company. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CM Holding”), a mutual insurance holding company organized under the laws of Iowa. CM Holding is an insurance and financial services company that provides products and services to credit unions, credit union members, and individual consumers.

NON-PRINCIPAL RISKS OF INVESTING IN THE POLICY
With the increasing use of technology and computer systems in general and, in particular, the internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber-attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
We are also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect us and our ability to conduct business and process transactions. Although we have business continuity plans, it is possible that the plans may not operate as intended or required and that we may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters, and similar events, whether deliberate or unintentional, that could impact us and our Policy Owners could arise not only in connection with our own administration of the Policy, but also with entities operating the Policy’s Funds and with third-party service providers to us. Cyber security and other events affecting any of the entities involved with the offering and administration of the Policy may cause significant disruptions in the business operations related to the Policy. Potential impacts may include, but are not limited to, potential financial losses under the Policy, your inability to conduct transactions under the Policy and/or with respect to a Fund, an inability to calculate unit values with respect to the Policy and/or the net asset value ("NAV") with respect to a Fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event.
2

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused us and our service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although we, our service providers, and the Funds offered under the Policy may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Funds, and the issuers in which the Funds invest.
The Russian/Ukraine conflict and the resulting responses by the United States and other governments could create economic disruption that results in increased market volatility and present economic uncertainty. The duration of these events and their future impact on the financial markets and global economy, are difficult to determine. Any such impact could adversely affect the performance of the Sub-Accounts and may lead to losses on your Policy Values.

SERVICES
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential will reinsure the obligations of Talcott under the variable life insurance Policies and provide administration for the Policies. Prior to January 2, 2013, Talcott provided administration for the Policies issued by Union Security in accordance with the terms of the Administrative Services Agreement dated April 1, 2001 by and between Union Security and Talcott (“Talcott Administrative Services Agreement”).
Prudential is a New Jersey domiciled life insurance company with offices located in Newark, New Jersey. Prudential’s mailing address is 213 Washington Street, Newark, New Jersey 07102. Prudential is ultimately controlled by Prudential Financial, Inc.

Experts
The financial statements of each of the individual Sub-Accounts which comprise Variable Account C of Union Security Insurance Company as of December 31, 2024, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33 rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
The statutory basis financial statements of Union Security Insurance Company, incorporated by reference in this Registration Statement, have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report. Such report expresses an unmodified opinion on such financial statements prepared in accordance with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division; and which expresses an adverse opinion that the statutory basis financial statements are not fairly presented in accordance with accounting principles generally accepted in the United States of America, as the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 111 S. Wacker Dr., Chicago, Illinois 60606.

ADDITIONAL INFORMATION ABOUT OPERATION OF POLICIES AND REGISTRANT
Legal Considerations Relating To Sex-Distinct Premiums And Benefits
The Policy generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Policies issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

Reports to Policy Owners
We will send you a statement at least once each year, showing: the current Policy Value, Cash Surrender Value and Face Amount; the premiums paid, Monthly Deduction Amounts and any loans since your last statement; the amount of any Indebtedness; any notifications required by the provisions of your Policy; and any other information required by the Insurance Department of the state where your Policy was delivered.
We also make available annual and semi-annual reports of the Funds showing the financial condition of the Funds and the investments held in each Fund. The most recent annual and semi-annual reports are available at www.policyowner-services.com or by calling 800-231-5453.

3

UNDERWRITERS
Effective May 1, 2014, Pruco Securities, LLC ("Pruco Securities"), an indirect wholly owned subsidiary of Prudential Financial, acts as the principal underwriter of all Policies offered through this registration statement. Pruco Securities, organized as an LLC on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971). Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities received gross distribution revenue for its variable life insurance products of $575,994,944 in 2024, $480,489,201 in 2023, and $434,967,961 in 2022. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Policies. However, under a strategic relationship with an unaffiliated broker-dealer, Pruco Securities receives a portion of compensation with respect to sales of its variable life insurance products. Pruco Securities retained compensation of $4,278,834 in 2024, $4,084,003 in 2023, and $3,890,506 in 2022.
The Policies are sold by salespersons who are financial professional registered broker-dealers who have entered into sales agreements with Pruco Securities. The salespersons are compensated for the sale by registered broker-dealers according to sales agreements between the salesperson and the broker-dealer. The commissions paid to the salespersons vary according to the terms of the sales agreement between the salesperson and the broker-dealer.
Pruco Securities may pay alternative amounts for sales of the Policies under a flexible compensation plan, but the maximum value of any alternative amounts we pay is expected to be equivalent over time to the amounts described above.
Your registered financial professional receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your financial professional and his or her firm. Neither Union Security nor Prudential is involved in determining the compensation of your financial professional. That compensation arrangement may present its own incentives or conflicts. You may ask your financial professional how he/she will personally be compensated for the transaction.
In addition to the commissions, Union Security and/or an affiliate pay to broker-dealers additional amounts as general marketing allowances. Such payments may offset the broker-dealer's expenses in connection with activities that it is required to perform. Such payments may give Union Security greater access to financial professionals of the broker-dealers that receive such compensation.
All of the compensation described in this section may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Policy over other policies or over other investment options. You may ask your financial professional about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.
These other compensation payments, which may be different for different broker-dealers, will be made by Union Security out of its assets and are not direct deductions from the Policy Values.

ADDITIONAL INFORMATION ABOUT CHARGES
Reduced Charges for Eligible Groups
The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges described above where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative or other costs. Eligibility for these reductions will be determined by factors that we believe are relevant to the expected reduction of our expenses. Some of these reductions may be guaranteed and others may be subject to modification. We may modify, from time to time on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Policy Owners invested in the Separate Account.

Underwriting Procedures
To purchase a Policy you must submit an Application to us. Within limits, you may choose the initial Face Amount. Policies generally will be issued only on the lives of Insured's age 80 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an Application for any reason.
Cost of insurance rates will be determined on each Policy Anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. For Smoker and Non-Smoker risks, the cost of insurance rate will not exceed those based on the 1980 CSO table, age last birthday (ALB), Male or Female, Smoker and Non-Smoker (unisex rates may be required in some states). A table of guaranteed cost of insurance rates per $1,000 will be included in your Policy, however, we reserve the right to use rates less than those shown in the table. Special risk classes are used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO table, age last birthday (ALB), Male or Female, Smoker and Non-Smoker (unisex rates may be required in some states) plus any flat extra amount assessed. The multiple will be based on the insured's substandard rating.
No change in the terms or conditions of a Policy will be made without your consent. We are no longer accepting new Applications for this Policy.
4

FINANCIAL STATEMENTS
The financial statements of the Company only bear on the Company's ability to meet its obligations under the Policies and should not be considered as bearing on the investment performance of the Separate Account. The financial statements of the Separate Account present the investment performance of the Separate Account.
The financial statements of the Union Security Insurance Company Variable Account C and of Union Security Insurance Company are hereby incorporated by reference to the N-VPFS dated April 18, 2025 .
5

OTHER INFORMATION

Item 30. Exhibits

Exhibit Number	Description of Exhibit
(a)	Board of Directors Resolution:
(i)	Resolution of the Board of Directors of Fortis Benefits Insurance Company (“Fortis”) authorizing the establishment of the Separate Account. (Note 1)

(b)	Custodian Agreements:
Not Applicable.

(c)	Underwriting Contracts:
(i)	Principal Underwriter and Servicing Agreement (Note 7)

(d)	Contracts:
(i)	Form of Variable Life Insurance Policy (Note 2)
(ii)	Accelerated Benefit Rider. (Note 3)
(iii)	Additional Insured Rider. (Note 3)
(iv)	Child Insurance Rider (Note 3)
(v)	Cost of Living Adjustment Rider (Note 3)
(vi)	Primary Insured Rider (Note 3)
(vii)	Waiver of Monthly Deduction Amount Rider (Note 3)
(viii)	Waiver of Selected Amount Rider (Note 3)

(e)	Applications:
(i)	Form of Application for Variable Life Insurance Policy (Note 8)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Union Security Insurance Company, as amended and restated December 31, 2024 (Filed Herewith)
(ii)	By-laws of Union Security Insurance Company, as restated on December 12, 2024. (Filed Herewith)

(g)	Reinsurance Contracts:
(i)	American United Life Insurance Company. (Note 3)
(ii)	Amendment No. 4. (Note 6)
(iii)	Lincoln National Life Insurance Company (Note 3)
(iv)	RGA Reinsurance Company (Note 3)
(v)	Security Life of Denver Insurance Company (Note 3)
(vi)	The Prudential Insurance Company of America. (Note 6)

(h)	Participation Agreements:
(i)	Participation Agreement between The Prudential Insurance Company of America and Black Rock Variable Series Funds, Inc. (Note 10)
(ii)	Participation Agreement between Talcott (formerly Hartford Life Insurance Company) and Hartford Series Fund, Inc. and Hartford Series Fund II, Inc. (Note 3)
(iii)	Participation Agreement between Union Security and Fidelity Distributors Corporation (Note 9)
(iv)	Amendment #1 to the Participation Agreement between Union Security and Fidelity Distributors Corporation (Note 9)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and BlackRock Advisors, LLC (Note 10)
(ii)	Service Agreement between Talcott (formerly Hartford Life Insurance Company) and HL Investment Advisers, LLC (Note 3)
(iii)	Service Agreement between Talcott (formerly Hartford Life Insurance Company) and The Prudential Insurance Company of America (Note 6)

(j)	Other Material Contracts:
Not Applicable.

(k)	Legal Opinion:
Opinion and Consent of Paul Barbato , Esq. as to the legality of the securities being registered. (Filed Herewith)

(l)	Actuarial Opinion:
Not Applicable.

(m)	Calculation:
Not Applicable.

(n)	Other Opinions:
(i)	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm (Filed Herewith)
(ii)	Consent of Deloitte & Touche LLP, Independent Auditor (Filed Herewith)
(iii)	Powers of Attorney: Paul Barbato, Brian Borakove, Christopher J. Copeland, LeAnn M. Holso, Jennifer M. Kraus-Florin, Fernand LeBlanc, and Mark Weniger (Filed Herewith)

(o)	Omitted Financial Statements:
Not Applicable.

(p)	Initial Capital Agreements:
Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing transfer and redemption procedures (Filed Herewith)

(r)	Form of Initial Summary Prospectuses:
Not Applicable.

(Note 1)	Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 33- 65243 filed with the Commission on April 22, 2002.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement File No. 33- 03919 filed with the Commission on April 22, 2002.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement, File No. 333-69327, dated April 25, 2012.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4, File No. 033-63935, filed with the Securities and Exchange Commission on November 16, 2009.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement File No. 033-65243, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 6)	Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N- 6, File No. 333-69327, filed with the Securities and Exchange Commission on April 22, 2013.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement File No. 333-69327, filed with the Securities and Exchange Commission on April 15, 2014.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement, File No. 333-69327, dated April 29, 2021.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-6, File No. 033-28551, filed with the Securities and Exchange Commission on April 15, 2014.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 28 to the Registration Statement File No. 333-69327, filed with the Securities and Exchange Commission on April 21, 2022.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement File No. 333-69327, filed with the Securities and Exchange Commission on April 27, 2023.

Item 31. Directors and Officers of Union Security Insurance Company (Depositor)

Name and Principal Business Address	Position and Offices With Depositor
Paul Barbato (2)	Secretary
Brian Borakove (2)	Treasurer
William Byrd (2)	Vice President
Katherine Castro (2)	Assistant Secretary
Christopher J. Copeland (2)	Director
Cami Douglas (2)	Vice President
Stephen Fasulo (2)	Vice President
Sabrina Guenther Frigo (2)	Anti-Money Laundering Officer
LeAnn M. Holso (1)	Director
William A. Karls (2)	Vice President
Kayla Kellar (2)	Assistant Vice President
Jennifer M. Kraus-Florin (2)	Director
Melissa Haberstich (3)	Chief Compliance Officer
Fernand LeBlanc (2)	Director, President and Chief Executive Officer
Brian Smith (2)	Appointed Actuary
Kelly Toy (2)	Assistant Treasurer
Scott Travis (2)	Assistant Treasurer
Mark Weniger (2)	Director and Assistant Treasurer

(1)440 Mt. Rushmore Road, Rapid City, South Dakota 57701
(2)5910 Mineral Point Road, Madison, Wisconsin 53705
(3)2000 Heritage Way, Waverly, Iowa 50677

Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant

CUNA Mutual Holding Company Organizational Chart
As of February 28, 2025

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

TruStage Financial Group, Inc.
State of domiciled: Iowa

	Entity				Ownership
1	CUNA Mutual Global Holdings, Inc. State of domicile: Iowa				25.58% TruStage Financial Group, Inc. 74.42% CMFG Life Insurance Company
2	TruStage Ventures, LLC State of domicile: Iowa				100%
	a.	Happy Monday Holdings, Inc. State of domicile: Delaware			46.6%
		1	Happy Money, Inc. State of domicile: Delaware		100%
3	SafetyNet Insurance Agency, LLC State of domicile: Iowa				100%
4	TruStage Ventures Discovery Fund, LLC State of domicile: Iowa				100%
5	CMFG Life Insurance Company State of domicile: Iowa				100%
	CMFG Life Insurance Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries, all of which are included in the CMFG Life Insurance Company’s consolidated financial statements:
	A.	CUNA Mutual Investment Corporation owns the following: State of domicile: Wisconsin			100%
		1	CUMIS Insurance Society, Inc. owns the following: State of domicile: Iowa		100%
			a.	CUMIS Specialty Insurance Company, Inc. State of domicile: Iowa	100%
			b.	CUMIS Mortgage Reinsurance Company State of domicile: Wisconsin	100%
		2	CUNA Brokerage Services, Inc. State of domicile: Wisconsin		100%
		3	CUNA Mutual Insurance Agency, Inc. State of domicile: Wisconsin		100%
		4	CUMIS Vermont, Inc. State of domicile: Vermont		100%
		5	International Commons, Inc. State of domicile: Wisconsin		100%
		6	MEMBERS Capital Advisors, Inc. State of domicile: Iowa		100%
			a.	MCA Fund I GP LLC State of domicile: Delaware	100%

b.	MCA Fund II GP LLC State of domicile: Delaware	100%
c.	MCA Fund III GP LLC State of domicile: Delaware	100%
d.	MCA Fund IV GP LLC State of domicile: Delaware	100%

			e.	MCA Fund V GP LLC State of domicile: Delaware	100%
			f.	MCA Fund VI GP LLC State of domicile: Delaware	100%
		7	CPI Qualified Plan Consultants, Inc. State of domicile: Delaware		100%
	B.	5910 Investments, LLC State of domicile: Delaware			100%
	C.	TruStage Insurance Agency, LLC State of domicile: Iowa			100%
	D.	CUNA Mutual Management Services, LLC State of domicile: Iowa			100%
		1	Compliance Systems, LLC State of domicile: Michigan		100%
		2	CUneXus Solutions, Inc. State of domicile: Delaware		100%
		3	ForeverCar Holdings, LLC State of domicile: Delaware		100%
			a.	ForeverCar LLC State of domicile: Illinois	100%
			b.	ForeverCar Consumer Credit LLC State of domicile: Illinois	100%
	E.	MCA Fund I Holding LLC State of domicile: Delaware			100%
	F.	AdvantEdge Digital, LLC State of domicile: Iowa			100%
	G.	MCA Fund II Holding LLC State of domicile: Delaware			100%
	H.	MCA Fund III Holding LLC State of domicile: Delaware			100%
	I.	American Memorial Life Insurance Company State of domicile: Iowa			100%
	J.	Union Security Insurance Company State of domicile: Iowa			100%
	K.	Family Considerations, Inc. State of domicile: Georgia			100%
	L.	Mt. Rushmore Road, LLC State of domicile: Delaware			100% Preneed Holdings, LLC
	M.	PPP Services, LLC State of domicile: Delaware			100%
	N.	MCA Fund IV Holding LLC State of domicile: Delaware			100%
	O.	MEMBERS Life Insurance Company State of domicile: Iowa			100%
6	CUNA Mutual Holding Company either directly or indirectly, is the controlling company of the following:

A.	CUNA Mutual International Finance, Ltd. Domicile: Cayman Islands			100% CUNA Mutual Global Holdings, Inc
B.	CUNA Mutual International Holdings, Ltd. Domicile: Cayman Islands			100% CUNA Mutual International Finance, Ltd.
C.	TruStage Global Holdings, ULC Domicile: Alberta, Canada			100% TruStage Financial Group, Inc.
	1	TruStage Life of Canada (“TLOC”) Domicile: Toronto, Canada		100% TruStage Global Holdings
		a.	Association for Personal Resource Planning of Canada Domicile: Ontario, Canada	100% TLOC
	2	Family Side, Inc. Domicile: Ontario, Canada		100% TruStage Global Holdings

D.	CUNA Caribbean Holdings St. Lucia, Ltd. Domicile: St. Lucia		100% CUNA Mutual International
	1	CUNA Caribbean Insurance Jamaica Limited Domicile: Jamaica	100%
	2	CUNA Caribbean Insurance OECS Limited Domicile: St. Lucia	100%
	3	CUNA Mutual Insurance Society Dominicana, S.A. Domicile: Dominican Republic	99.99%
	4	CUNA Caribbean Insurance Society Limited Domicile: Trinidad and Tobago	100%

Item 33. Indemnification
The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated person may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.
Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."
Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a "Proceeding") because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by laws, each an "Officer"), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person's official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation's Certificate, in each case, as determined in accordance with the procedures set forth in the by laws. For purposes of the by laws, a "Covered Entity" shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.
Insofar as indemnification for liability arising under the Securities Act of 1933 ("1933 Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Principal Underwriters
(a) Other Activity:
Pruco Securities, LLC ("Pruco Securities"), an indirect wholly owned subsidiary of Prudential Financial, Inc., acts as the Registrant's principal underwriter of the Policy. Pruco Securities, organized as an LLC on September 22, 2003, under New Jersey law, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, NJ 07102.
Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:
•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life Variable Insurance Account
•Pruco Life PRUvider Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•Pruco Life of New Jersey Variable Insurance Account
•The Prudential Variable Appreciable Account
•Separate Account VL I of Talcott Resolution Life Insurance Company
•Separate Account VL II of Talcott Resolution Life Insurance Company
•Separate Account One of Talcott Resolution Life Insurance Company
•Separate Account Five of Talcott Resolution Life Insurance Company
•Separate Account VL I of Talcott Resolution Life & Annuity Insurance Company
•Separate Account VL II of Talcott Resolution Life & Annuity Insurance Company
•Separate Account Five of Talcott Resolution Life & Annuity Insurance Company
•Union Security Insurance Company Variable Account C
The Policy is sold by registered representatives of broker-dealers who are also authorized by state insurance departments to do so.

(b) Management:

Managers And Officers Of Pruco Securities, LLC

Name and Principal Business Address	Position and Office with Pruco Securities
Robert Begun (Note 1)	President and Manager
Jacob A. Bongard (Note 1)	Assistant Secretary
John M. Cafiero (Note 2)	Assistant Secretary
David Camuzo (Note 1)	Secretary
Susanna Davi (Note 2)	Assistant Treasurer
Dexter M. Feliciano (Note 1)	Vice President, Chief Operating Officer, and Manager
Kelly Florio (Note 2)	Anti-Money Laundering Officer
Anthony M. Fontano (Note 1)	Vice President and Manager
Jennifer H. Gascho (Note 2)	Assistant Controller
Patrick L. Hynes (Note 1)	Manager and Chairman
Victor Kong (Note 2)	Assistant Controller
Milton T. Landes (Note 1)	Vice President
Tina Lloyd (Note 1)	Assistant Secretary
Joseph B. McCarthy (Note 2)	Assistant Treasurer
Juzer Mohammedshah (Note 1)	Treasurer
Maggie Palen (Note 2)	Assistant Secretary
Paranj Patel (Note 2)	Chief Compliance Officer
Robert P. Smit (Note 2)	Vice President, Controller, Chief Financial Officer, Principal Financial Officer, and Principal Operations Officer
Jordan K. Thomsen (Note 1)	Assistant Secretary and Chief Legal Officer
Dianne Trinkle (Note 2)	Assistant Controller

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102

(c) Compensation From the Registrant:

Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Policies. However, under a strategic relationship with an unaffiliated broker-dealer, Pruco Securities receives a portion of compensation with respect to sales of its variable life insurance products. Pruco Securities retained compensation of $4,278,834 in 2024, $4,084,003 in 2023, and $3,890,506 in 2022.

The sum of the chart below is $575,994,944, which represents Pruco Securities’ total 2024 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Commissions and other compensation received from the registrant during the last fiscal year with respect to variable life insurance products.
Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Redemption	Brokerage Commission**	Other Compensation
Pruco Securities	$143,360,233	$0	$432,634,711	$0
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.
Item 35. Location of Accounts and Records
Provided in the most recent report on Form N-CEN.

Item 36. Management Services
On January 2, 2013, Talcott Resolution Life and Annuity Insurance Company (“Talcott”) entered into agreements with The Prudential Insurance Company of America (“Prudential”) under which Prudential reinsured the obligations of Talcott under the variable life policies and provides administration for the policies. Prior to January 2, 2013, Talcott provided administration for the policies issued by Union Security in accordance with the terms of the Administrative Services Agreement dated April 1, 2001 by and between Union Security and Talcott (“Talcott Administrative Services Agreement”).

Item 37. Fee Representation
The Union Security Insurance Company represents that the fees and charges deducted under the Variable Universal Life Insurance Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Union Security Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 24th day of April, 2025.

UNION SECURITY INSURANCE COMPANY VARIABLE ACCOUNT C
(Depositor, on behalf of the Registrant)

By:	/s/ *
Fernand LeBlanc
President and Chief Executive Officer

UNION SECURITY INSURANCE COMPANY
(Depositor)

By:	/s/ *
Fernand LeBlanc
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on this 24th day of April, 2025.

Signature and Title

/s/ *
Fernand LeBlanc
Director, President and Chief Executive Officer

/s/ *
Paul Barbato
Secretary

/s/ *
Brian Borakove	By:	/s/ Christopher J. Madin
Treasurer		Christopher J. Madin
Vice President and Corporate Counsel The Prudential Insurance Company of America
/s/ *
Christopher J. Copeland
Director

/s/ *
LeAnn M. Holso
Director

/s/ *
Jennifer M. Kraus-Florin
Director

/s/ *
Mark Weniger
Director and Assistant Treasurer

*Executed by Christopher J. Madin on behalf of those indicated pursuant to Power of Attorney.